                                                                    Exhibit 10.2

               =================================================

                                      LEASE

                               WE KNOTTER, L.L.C.
                                   (LANDLORD)

                                       AND

                          ALEXION PHARMACEUTICALS, INC.
                                    (TENANT)

                               DATED: MAY __, 2000

               =================================================

                                     LEASE

      AGREEMENT OF LEASE dated as of the ___ day of May, 2000 between WE KNOTTER, L.L.C., a Delaware limited liability company, with an office at c/o Winstanley Enterprises, LLC, 150 Baker Street Extension, Suite 303, Concord Massachusetts 01742 ("Landlord"), and ALEXION PHARMACEUTICALS, INC., a Delaware corporation with offices at 25 Science Park, Suite 360, New Haven, Connecticut 06511 ("Tenant").

                                   WITNESSETH:

      Landlord and Tenant hereby covenant and agree as follows:

                              ARTICLE I DEFINITIONS

      For the purposes of this Lease, unless the context otherwise requires:

      1.1 "Governmental Authority" shall mean any federal, state, county, municipal or local government and all departments, commissions, boards, bureaus and offices thereof having or claiming jurisdiction over the "Premises" (as defined below).

      1.2 "Land" shall mean the parcel of land situated in the County of New Haven, State of Connecticut and Town of Cheshire, known as 350 Knotter Drive, being more particularly described on Exhibit I attached hereto.

      1.3 "Lease Year" shall mean every period of twelve (12) consecutive months during the term of this Lease commencing on January first (1st) and terminating on December thirty-first (31st), except that the first Lease Year shall mean the period from the Commencement Date through December 31st of such calendar year and the last Lease year shall end on the Expiration Date (as such terms are defined in the Lease).

      1.4 "Tenant's Property" shall mean all of Tenant's personal property and all fixtures, improvements, additions, and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Landlord, whether any such replacement is made at Tenant's expense or otherwise. Tenant's Property shall include personal property that can easily be removed, including, without limitation, items described on Exhibit J attached hereto (and including enhancements to and replacements of such items which shall be identified by Tenant delivering to Landlord, on an annual basis, an update of the list of items), but shall not include any other fixtures or items of personal property which are permanently affixed to the Premises or the Building systems.

      1.5 "Superior Mortgages" shall have the meaning given in Section 20.1.

                        ARTICLE 2 DEMISE; PREMISES; TERM

      2.1 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the premises hereinafter described ("Premises"), consisting of approximately 81,890 rentable square feet in the building situated at 350 Knotter Drive, Cheshire, Connecticut (the "Building"), as shown on the plan attached hereto as Exhibit A (the "Plan"), together with the non-exclusive right to use the common areas for their intended purposes, for the term hereinafter stated, for the rents hereinafter reserved, and upon and subject to the terms, restrictions and reservations hereinafter provided. The common areas of the Land and Building include the portions thereof designated by Landlord for the common use of tenants (including Tenant) and others, such as sidewalks, parking areas, grounds, lobby areas, boiler and mechanical rooms and areas. Landlord shall permit Tenant to have access to the common areas of the Building for installing and maintaining specific services or utilities designated for and/or dedicated to the specific use of Tenant (that is not with respect to shared services or utilities) with Landlord's prior consent (which consent shall not be unreasonably withheld). In the event and to the extent Landlord, Arch (as defined below) or any other tenant requires or has been granted access and right to use the common areas shown on Exhibit A as the boiler rooms, then such access shall be by the use of the exterior doors, except in the event of an emergency, when, if necessary to address the emergency, access may be had in the most expedient manner. Tenant has advised Landlord that it has a training program in place for persons requiring access to the Premises. Landlord covenants and agrees that it will require its employees and property managers to attend such program and it will cause other tenants at the Building moving into the Building after the Commencement Date to have such of their employees as may require access to Tenant's Premises to attend such training program. The Landlord has notified Arch that Tenant has required that the ability of other to access its Premises be conditioned upon such people attending Tenant's training program. Arch has represented to the Landlord that it will cause such of its employees as may require access to the Premises to attend such training program.

      2.2 The Premises are located in the Building, substantially as shown on the floor plan(s) annexed as Exhibit A, and shall include all fixtures, equipment, improvements and appurtenances which, at the commencement of the Term or at any time during the Term, are attached thereto or installed therein, other than Tenant's Property.

      2.3 The Premises are leased for a term ("Term") which shall commence on the date that Arch Chemicals, Inc. ("Arch") shall vacate the Premises (including removal by Arch of all of the property set forth on Exhibit K, as more particularly set forth below) and Landlord delivers the Premises to Tenant free of any right or claim of Arch or any other occupant (except as otherwise set forth herein) (such date, the "Commencement Date"). It is anticipated that Arch will vacate the Premises on or before August 14, 2000. Tenant acknowledges that during the period prior to the Commencement Date (such period, the "Arch Move-Out Period"), Arch will be relocating from the area of the Premises to the area demised to it, as shown on the Plan. In the event the Commencement Date has not occurred on or before October 1, 2000 then, for each day of delay after October 1, 2000, Tenant will be granted one additional day of abatement of Fixed Rent and Additional Rent beyond the dates specified in Exhibit B. The Term shall expire on the last day of the 126th month of the Term ("Expiration Date") unless the Term shall be extended or sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. The parties will promptly after the Commencement Date execute a notice of Commencement in the form attached hereto as Exhibit F. Tenant will be granted access to the Premises during the Arch Move-out Period provided that Tenant's presence doesn't interfere with (x) Arch's build-out of and relocation to its premises, (y) the day to day operations of Arch or (z) the performance by Landlord of Landlord's Work (as defined below) Tenant's access to and use of the Premises will be subject to the terms and conditions of this Lease (except that no rent or additional Rent shall be payable), including without limitation, the provisions of Article 17 and the obligation that Tenant deliver evidence of insurance as required by Article 7. Tenant may present to Landlord, from time to time, work plans (each of which shall include the scope, scheduling and method of work) for Landlord's agreement that the work, if performed in accordance with the plan, will not present an issue pursuant to any of clauses (x), (y) or (z) above. Arch has advised Landlord that it anticipates vacating the area of Tenant's proposed vivarium (as shown on Exhibit L attached hereto) on or about June 9, 2000. Landlord agrees that Tenant may, upon the vacating by Arch of such area, in accordance with the terms of this Lease, have access to and use of such area.

      2.4 Tenant acknowledges that Arch shall, promptly after the Commencement Date, continue to have access to an area shown on Exhibit A as the Less Than 90 Day Storage Facility to permit Arch to "close" the same in accordance with applicable laws. Pursuant to the lease between Landlord and Arch dated March 15, 2000 (the "Arch Lease"), Arch has agreed upon substantial completion of a new less than 90 Day hazardous waste storage facility which is being constructed by Landlord (which construction is anticipated to be completed on or before August 14, 2000) to promptly vacate and proceed to closure in accordance of all applicable law of the Less Than 90 Day Storage Facility referenced above. The Arch Lease further provides that, to the extent feasible, and subject to any applicable requirement of any Governmental Authority, from and after the expiration of the Arch Move-Out Period, Arch will access the aforesaid Less Than 90 Day Storage Facility through the outside door. Arch's access to the Less than 90 Day Storage Facility and of other areas not demised to it under the Arch Lease is governed by and subject to the terms and conditions of that certain Agreement between Landlord and Arch dated March 15, 2000. Landlord will promptly take all such action as may be necessary to cause Arch to comply fully with the March 15, 2000 agreement and the Arch Lease, provided this undertaking as to the Arch Lease applies only insofar as the Arch Lease relates to Arch's closure and vacating of the existing Less Than 90 Day Storage Facility. At such time as the closure of the Less Than 90 Day Storage Facility has been completed, Landlord shall deliver or cause to be delivered to Tenant a certification or report to evidence the same, which indicates that closure has been accomplished in full and in accordance with all applicable laws.

      2.5 In connection with the performance of Landlord's Work and of Tenant's Initial Alterations, as defined below, Landlord and Tenant shall coordinate the preparation of plans and, to the extent feasible, the obtaining of necessary permits and approvals from the applicable Governmental Authorities and from F.I.P. Corporation, or its successor, as the declarant under those declarations of record in the Town of Cheshire affecting the Premises, copies of which declarations are attached hereto as Exhibit M.

              ARTICLE 3 OCCUPANCY OF THE PREMISES, LANDLORD'S WORK
                                AND TENANT'S WORK

      3.1 Tenant represents that Tenant has inspected and is familiar with the Premises and the Building and is thoroughly acquainted with their condition and takes the Premises "as is", except (i) that the Premises will be delivered "broom clean" and (ii) for the completion of Landlord's Work, as defined herein, and the taking of possession of the premises by Tenant shall be conclusive at the time possession was taken by Tenant. Arch has covenanted that it will, in vacating the Premises, remove only those items of personal property set forth on Exhibit K attached hereto. All items other than those set forth on Exhibit K present in the Premises as of that date of Tenant's inspection of the Premises, that is, as of April 18, 2000, will be surrendered by Arch and, as set forth in
Section 2.2 above, be included in and constitute a part of the Premises. Except as expressly set forth herein, neither Landlord nor Landlord's agents have made any representations or promises with respect to the condition of the Building, the Premises or the Land, and no rights easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease.

      3.2 Landlord shall, at Landlord's expense, and pursuant to the provisions of Exhibit E, attached hereto, perform the Landlord's Work. Landlord's Work shall be performed in a good and workmanlike manner, using materials of a quality not less than those now present in the Building (but in any event of no less than first quality unused material). Any of Landlord's Work not completed during the Arch Move-Out Period will be performed in a manner so as to minimize disruption of Tenant's business.

      3.3 The Tenant shall complete certain work (the "Initial Alterations") subject to and in accordance with the provisions of the Work Letter attached hereto as Exhibit D.

      3.4 To the extent Tenant draws upon the Allowance furnished by Landlord (as set forth on Exhibit D), then the Allowance amount utilized by Tenant shall be repaid by Tenant by amortizing the amount over the initial Term of the Lease (commencing on the 1st day of the seventh month of the Term) with interest thereon at the rate of 11% per annum and the amortized Allowance (including interest) shall be added to Fixed Rent as identified and set forth in Section 4 and Exhibit B hereof. Alternatively, Tenant may elect to repay the amount of the Allowance utilized in a lump sum, together with interest thereon from the date(s) of disbursement through the date of repayment at 11% per annum provided that the full repayment is made prior to the end of the sixth month of the first Lease Year. In the event Tenant wishes to repay the Allowance in full at any time after the end of the sixth month of the first Lease Year, Tenant may do so provided that (i) as Landlord may, upon receipt of such funds, apply them to the mortgage debt encumbering the Land and Building, the Mortgagee holding the Superior Mortgage (as such terms are defined in Article 20) will accept a prepayment and (ii) Tenant pays to Landlord, at the time of such repayment, the amount of any fee or penalty imposed or assessed by the Mortgagee in connection with such prepayment.

                                 ARTICLE 4 RENT

      4.1 Tenant shall pay to Landlord, without notice or demand, in lawful money of the United States of America, at the office of Landlord or at such other place as Landlord may designate, the following:

            (a) annual fixed rent ("Fixed Rent") at the rates and in the amounts set forth on Exhibit B, together with the amortized Allowance amount (as set forth in Section 3 above), as additional Fixed Rent. Annual Fixed Rent shall be payable in equal monthly installments (in amounts as set forth on Exhibit B) in advance on the first day of each and every calendar month commencing on the date set forth on Exhibit B and continuing throughout the remainder of the Term.

            (b) additional rent ("Additional Rent") consisting of all other sums of money as shall become due and payable by Tenant hereunder.

            (c) If Tenant shall fail to pay within ten (10) days of the date when due any installment of Fixed Rent or any Additional Rent, Tenant shall pay interest thereon at the annual rate of interest (the "Default Rate") equal to the lesser of (i) four percentage points per annum above the so-called prime rate as published in the Money Rates section of The Wall Street Journal (the "Journal") (or if the Journal ceases to be published or to publish such rates, then any successor reasonably designated by Landlord), or (ii) the then prevailing maximum legal rate chargeable to Tenant, from the date when such installation or payment shall have become due to the date of the payment thereof, and such interest shall be deemed Additional Rent.

            (d) There shall be no abatement of, deduction from, counterclaim or setoff against Fixed Rent or Additional Rent except as otherwise specifically provided in this Lease.

            (e) If the Commencement Date is other than the first day of a month, Fixed Rent for the first partial month of the Term shall be apportioned in that percentage which the number of days from the Commencement Date to the end of that month shall bear to the total number of days in the month in which such Commencement Date occurs.

                                  ARTICLE 5 USE

      5.1 Tenant shall use and occupy the Premises for executive offices and as a research and development facility to the extent now and hereafter permitted under applicable laws, ordinances, codes, rules, regulations, order or other lawful requirements of each Governmental Authority and for no other purpose without first obtaining Landlord's written consent. Landlord represents that the Building is in an I-2 (Industrial Zone) in the Town of Cheshire. Attached hereto as Exhibit G is a list of uses permitted in the I-2 Zone.

      5.2 Tenant shall not use or occupy, suffer or permit the Premises or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way,
(a) cause, or be likely to cause, physical damage to the Building or any part thereof, (b) constitute a public or private nuisance, (c) discharge objectionable fumes, vapors or odors in a manner as may unreasonably offend other occupants, (d) cause substantial or objectionable noise, (e) impair or interfere with any of the Building's services, including the furnishing of electrical energy, or the proper and economic cleaning, air conditioning or other servicing of the Building or the Premises or impair or interfere with the use of any of the other areas of the Building, or occasion discomfort, annoyance or inconvenience to Landlord or any of the other tenants or occupants of the Building other than for such brief interruptions of services as may be reasonably necessary for Tenant to perform Tenant's Initial Alterations and permitted future Alterations and after Landlord shall have approved of the work being performed and Tenant shall have coordinated the conduct of such work with Landlord. Arch and other tenants at the Building or (f) cause Tenant to default in any of its other obligations under this Lease.

      5.3 If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit, but in no event shall failure to procure and maintain same by Tenant affect Tenant's obligations hereunder.

      5.4 Tenant shall not place a load upon any floor of the Premises that exceeds the floor load per square foot that such floor was designed to carry and which is allowed by certificate, rule, regulation, permit or law.

                           ARTICLE 6 ADDITIONAL RENTAL

      6.1 This Lease is intended by the parties hereto to be a so-called net lease and the Fixed Rent shall be received by Landlord net of all costs and expenses related to the Land, the Building and the premises, except as otherwise set forth herein. Tenant shall pay to Landlord, in addition to Tenant's obligations with respect to the payment of Tenant's Pro Rata Percentage of Real Estate Taxes (as defined below) and Operating Expenses (as defined below), Tenant shall pay all other costs which are specifically set forth herein, to Landlord, upon demand as Additional Rent, in the same manner as Fixed Rent, together with reasonable attorney's fees incurred by the Landlord in connection with any amendments to, consents under and subleases and assignments of this Lease requested by Tenant and in connection with the enforcement of rights and pursuit of the remedies of the Landlord under this Lease (whether during or after the expiration or termination of the term of this Lease).

      As set forth above and commencing on the first day of the 4th month of the Term, Tenant shall pay to Landlord, its Tenant's Pro Rata Percentage of the aggregate of Operating Expenses (as hereinafter defined) and Real Estate Taxes (as hereinafter defined) incurred by Landlord for or during each Lease Year during the term of this Lease. Tenant's Pro Rata Percentage is set forth on Exhibit B, provided that Tenant's Pro Rata Percentage may not be adjusted unless
(i) Landlord or another tenant constructs an addition to the Building or (ii) Tenant consents in writing to an adjustment being made for any other reason (which consent will not be unreasonably delayed, conditioned or withheld).

      "Operating Expenses" shall mean all reasonable expenses paid or incurred by Landlord or on Landlord's behalf in respect of the proper management, repair, operation and maintenance of the Building, including but not limited to (1) properly allocated salaries, wages and benefits of employees of Landlord engaged in the management, repair, operation and maintenance of the Building; (2) payroll taxes, workmen's compensation, uniforms and related expenses for such employees; (3) the cost of all charges for oil, gas, steam, oxygen, compressed air, electricity, any alternate source of energy, heating, ventilation, air-conditioning, water, sewers and other utilities furnished to the Building (including the Common areas and leased areas thereof), together with any taxes on such utilities; (4) the cost of painting non-tenant space; (5) the cost of all charges for insurance carried by Landlord (with regard to the Land and the Building and operations therein) including without limitation rent, casualty, environmental, comprehensive general liability and fidelity insurance with regard to the Building and the maintenance or operation thereof; (6) the cost of all supplies (including cleaning supplies), materials and equipment, the rental thereof and sales and other taxes thereon; (7) depreciation of hand tools and other movable equipment regularly used in the repair, operation or maintenance of the Building; (8) the cost of all charges for window and other cleaning and janitorial services for the common areas only, snow and ice removal, and any security services to patrol or monitor the common areas; (9) charges of independent contractors, including, without limitation, the cost of a security firm, in each case provided such are unaffiliated with Landlord (or if affiliated provided such charges are competitive) and all such charges are properly allocated to the Building; (10) repairs and replacements made by Landlord at its expense (provided that if such cost would, under real estate accounting principles, be required to be capitalized, then such costs shall be reasonably amortized over the useful life, as determined in accordance with real estate accounting principles, together with interest at 11% per annum (unless the repairs are required by reason of Landlord's gross negligence or willful misconduct); (11) exterior and interior landscaping; (12) alterations and improvements to the Building made by reason of and to the extent required to meet the minimum requirements of applicable law or regulation of any Governmental Authority or the requirements of insurance bodies; (13) reasonable management fees which shall not exceed the lesser of (i) those customarily charged by third party managers for bio-tech buildings in New Haven County or,
(ii) 5% of the amount of gross rents payable under leases (including this Lease) in place at the Building, provided that if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of the lesser of (y) the then prevailing rates for management fees payable to third party managers of other similar buildings located in New Haven County or (z) 5% of the amount of gross rents payable under leases (including this Lease) in place at the Building; (14) the cost of any capital improvements or additions to the Building and of any machinery or equipment installed in the Building which improve the safety, comfort or amenities available to tenants of the Building or which have the effect of reducing the expenses which otherwise would be included in Operating Expenses provided that such costs shall be reasonably amortized over the useful life, as determined in accordance with real estate accounting principles, together with interest at 11% per annum; (15) reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance and management of the Building; (16) all other charges properly allocable to the repair, operation and maintenance of the Building in accordance with generally accepted accounting principles. Landlord may, in the event the Premises are less than 95% leased, adjust expenses for only the following categories or items: snow plowing and landscaping. Landlord will pass through the actual Operating Expenses and shall not markup or add-on to Operating Expenses.

      Excluded from Operating Expenses shall be the following: (aa) depreciation (except as provided above); (bb) interest on and amortization of debts; (cc) leasehold improvements including redecorating made for tenants of the Building;
(dd) brokerage commissions and advertising expenses for procuring new tenants of the Building; (ee) refinancing costs (including legal, accounting and other professional costs in connection thereof); (ff) Real Estate Taxes; (gg) the cost of any item included in Operating Expenses under clauses (1) - (16) to the extent that such cost (y) is reimbursed by an insurance company or a condemnor or a tenant (except as a reimbursement of Operating Expenses) or any other party or (z) was reimbursable by an insurance company, condemnor, tenant (except as a reimbursement of Operating Expenses) or other party but not reimbursed by reason of Landlord's default; (hh) salaries of employees above the grade of building manager or building superintendent; (ii) legal, accounting and professional fees incurred by Landlord in negotiating or enforcing any lease of any other tenant in the Building; and (jj) the cost of repairs made to the Building if the need for such repair is due to the gross negligence or willful misconduct of Landlord; and (kk) the cost of performance of Landlord's Work.

      Landlord agrees that prior to incurring any capital expenditure (which would be of such a nature that it would be included in Operating Expenses) in excess of $25,000.00, it will give notice to Tenant of the anticipated expenditure. Tenant shall have 10 days within which to respond to such notice and Tenant's failure to respond within such 10 day period shall be deemed to constitute approval of the expenditure. If Tenant, within such 10 day period, notifies Landlord that it objects to such expenditure, it shall specify the reason(s) for such objection. Landlord and Tenant shall, in good faith, attempt to resolve any such objection. If Tenant's objection is based, in whole or in part, on the cost of the anticipated expenditure, Tenant may put the matter out for bid to reputable contractors or suppliers and present such bids to Landlord in connection with their attempts to resolve the objection. If the cost of the anticipated expenditure is less than $50,000, and despite such good faith efforts, Landlord and Tenant fail to reach agreement, Landlord, in its sole, but reasonable, discretion, may elect to incur such expense and it shall, as appropriate, be included in Operating Expenses. If the cost of the anticipated expenditure is equal to or greater than $50,000, and despite such good faith efforts, Landlord and Tenant fail to reach agreement, Landlord shall not incur the expense.

      "Real Estate Taxes" shall mean and include: (i) all general and special taxes, assessments, duties and levies, if any, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Building, its operations or the rent provided for hereunder, which are payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, including without limitation personal property taxes paid by Landlord with respect to equipment used in connection with the operation of the Building, exclusive of penalties or discounts; and (ii) the reasonable expenses of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period if the term is contested. Excluded from Real Estate Taxes shall be any capital levy, net income, estate, succession, inheritance, transfer sales and use, and franchise taxes payable by Landlord.

      Landlord shall estimate the amount of Operating Expenses and Real Estate Taxes which may be payable hereunder. Said estimates shall be based upon careful and reasonable examination of all available economic data and projections. The amounts of said estimates shall be divided into equal monthly payments which shall be paid by Tenant in advance, along with Tenant's regular monthly payment of Fixed Rent. Should the actual amount of Operating Expenses and Real Estates Taxes provided for above be more or less than Landlord's estimate, then Tenant's monthly payment as aforesaid shall be adjusted to more nearly reflect the same.

      Within thirty (30) days from the date Landlord presents each annual bill to Tenant for payments of Operating Expenses and Real Estate Taxes, Tenant will pay to Landlord in a lump sum that amount by which Tenant's actual pro rata share exceeds the amount of Tenant's estimated payments theretofore. Should the amount of Tenant's estimated payments exceed Tenant's Pro Rata Percentage, then Landlord shall, at Landlord's option, either credit the amount of the overpayment to the payment of Additional Rent next coming due or within said thirty (30) day period refund such overpayment to Tenant. A certified bill (from the Building Manager) for Operating Expenses and a real estate tax bill (or copy thereof) submitted by Landlord to Tenant shall be sufficient evidence of the amount of Operating Expenses and Real Estate Taxes with respect to the Land and improvements thereon. Tenant's Pro Rata Percentage of any Operating Expenses and Real Estate Taxes in such payments hereunder shall be adjusted in the first and last years of the Lease to take into consideration the fact that Tenant may only be in possession for a partial year.

      Tenant may, within 120 days after receiving Landlord's statement of Operating Expenses, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Operating Expenses for that Lease Year. Within a reasonable time after receipt of the Review Notice (which period shall not exceed 60 days), Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. Tenant may inspect the records at the office of Landlord or Landlord's property manager. If Tenant retains an agent to review Landlord's records, the agent must be with a licensed CPA firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Operating Expenses for that Lease Year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 120 day period described above, Tenant shall be deemed to have approved Landlord's statement of Operating Expenses and shall barred from raising any claims regarding the Operating Expenses for that Lease Year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Operating Expenses for the Lease Year are less than reported, Landlord shall provide Tenant at Landlord's option either a refund of the amount of overpayment or with a credit against the next installment of Additional Rent in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Operating Expenses for the Lease Year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Operating Expenses unless Tenant has paid and continues to pay all Fixed Annual Rent and Additional Rent when due.

      Tenant shall pay for all ad valorem taxes on Tenant's Property and its personal property, if any, and on the value of leasehold improvements relating to the Premises, to the extent that same are (i) separately assessed and taxed and (ii) exceed standard building allowances.

      If Landlord shall receive a refund of Real Estate Taxes for any period during the term of this Lease after the year during which the term of this Lease shall commence, then Landlord shall pay over to Tenant the pro rata percentage of Real Estate Taxes paid by Tenant as set forth above, to the extent Tenant shall have borne any portion of such taxes so refunded, after deducting from any such taxes so refunded the fees and expenses incurred by Landlord in obtaining such refund.

      So long as Tenant is not in default of its obligations under this Lease and Tenant continues to pay its Pro Rata Percentage of Landlord's estimate of Real Estate Taxes pending a final determination of the amount of Real Estate Taxes, and if Landlord is not contesting or reviewing the Real Estate Taxes, Tenant or its designees shall have the right to contest or review all such Real Estate Taxes by appropriate legal proceedings, (which, if instituted, Tenant or its designees shall conduct properly and promptly at its own cost and expense, and free of any expense to Landlord, and, if necessary, Landlord will cooperate with Tenant and shall execute all documents necessary to accomplish the foregoing).

      6.2 Any Additional Rent payable pursuant to Article 6 shall be collectable by Landlord in the same manner as Fixed Rent and Landlord shall have the same remedies for nonpayment thereof as Landlord has hereunder for non-payment of Fixed Rent.

                               ARTICLE 7 INSURANCE

      7.1 Tenant, at Tenant's expense, shall comply with all rules, regulations or requirements of the Connecticut Board of Fire Underwriters and the Connecticut Fire Insurance Rating Organization or any similar body applicable to the Premises. Tenant, at Tenant's expense, shall further comply with any and all safety recommendations of Landlord's or Tenant's insurance companies. Landlord shall comply with all rules, regulations or requirements of the Connecticut Board of Fire Underwriters and the Connecticut Fire Insurance Rating Organization or any similar body applicable to the common areas of the Bui]ding. Landlord shall further comply with any and all safety recommendation or Landlord's insurance companies with respect to the common areas of the Building. Landlord's costs and expenses in connection with the foregoing shall be deemed to be part of Operating Expenses payable under the provisions of this Lease.

      7.2 If by any reason of any act or omission of the part of Tenant, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord located at the Building or on the Land or any other tenant or occupant of the Building shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord and such other tenants or occupants because of such act or omission on the part of the Tenant. Landlord will include a provision in the leases of other tenants in the Building substantially similar to the provisions of this Section 7.2.

      7.3 (a) Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense and in the following amounts or such greater amounts as Landlord or the holder of the Superior Mortgages may reasonably request for the benefit of and protecting Landlord, its property managers and the holder of the Superior Mortgages (i) ISO Simplified Commercial General Liability insurance (with contractual liability rider) against claims for bodily death or property damage occurring to, upon or about the Premises. The limits of liability of such insurance shall be an amount of not less than Two Million and 00/100 Dollars ($2,000,000.00) per occurrence, Bodily Injury including death and Two Million and 00/100 Dollars ($2,000,000.00) per occurrence, Property Damage Liability or Two Million and 00/100 Dollars ($2,000,000.00) combined single limit for Bodily Injury and Property Damage Liability; and (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to Tenant's Property for the full insurable value thereof, protecting Landlord, the holder of the Superior Mortgages, and Tenant as insureds as their respective interests may appear.

            (b) Tenant shall obtain such other insurance in such amounts as may from time to time be reasonably required by Landlord against other insurable hazards which at the time are commonly and generally insured against by tenants having similar uses to Tenant's use, with due regard being given to the type of building, its location, construction, use and occupancy.

            (c) Said insurance is to be written in form and substance satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of Connecticut, which shall be reasonably satisfactory to Landlord and Superior Mortgagee. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event Tenant agrees to pay the amount thereof, plus interest at the Default Rate, to Landlord on demand and said sums shall be in each instance collectable as Additional Rent on the first day of the month following the date of payment by Landlord. Tenant shall cause to be included in all such insurance policies a provision to the effect that the same will be non-cancelable or non-renewable except upon thirty (30) days' prior written notice to Landlord. On the earlier to occur of the date Tenant enters onto the Premises or the Commencement Date, the original or certified duplicate insurance policies or appropriate certificates shall be deposited with Landlord. An renewals, replacements, or endorsements thereto shall also be deposited with Landlord prior to the expiration of the policies to make certain that said insurance shall be in full force and effect during the Term.

      7.4 The Landlord shall maintain (the cost of which shall be an Operating Expense):

            (a) ISO Simplified Commercial General Liability Insurance. The limits of liability of such insurance shall be an amount not less than Two Million and 00/100 Dollars ($2,000,000.00) per occurrence, Bodily Injury including death and Two Million and 00/100 Dollars ($2,000,000.00) per occurrence, Property Damage Liability or Two Million and 00/100 Dollars ($2,000,000.00) combined single limit for Bodily Injury and Property Damage Liability. Such policies shall name Tenant as additional insured with respect to acts caused by or resulting from the negligence of the Landlord at the Building and include Contractual Liability coverage;

            (b) Property insurance on the Building, the Premises and the Common Areas insuring the full replacement value thereof, on a Special Causes of Loss-Replacement Cost basis and shall include, but not be limited to, fire and extended coverage perils. The property to be insured by the Landlord shall also include all improvements made by Landlord to the Premises, but shall not include improvements made by Tenant (unless the Tenant shall (x) give the Landlord notice of the improvement(s) made by the Tenant together with evidence of the cost thereof; (y) provide the Landlord and its insurer with the ability to inspect the same; and (z) pay to the Landlord any increase in the insurance premiums that may result by reason of the Tenant having made such improvement(s) nor Tenant's furniture and furnishings or any fixtures or equipment removable by the Tenant under the provisions of this Lease; and

            (c) If applicable, Boiler and Machinery coverage in an amount that is adequate for the exposure at risk.

      7.5 Each party agrees to use its best efforts to include in each of its fire and extended coverage insurance policies (insuring the Building and Landlord's property therein, in the case of Landlord, and insuring Tenant's Property and business interest in the Premises, in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party, provided such waiver shall be obtainable without additional charge, unless the other party shall agree in writing to pay the insurer's additional charge therefor. The policy of insurance or certificate thereof delivered to Landlord shall include reference to the waiver of subrogation referred to above.

                         ARTICLE 8 COMPLIANCE WITH LAWS

      8.1 The Tenant agrees that its obligations to make payment of the Basic Rent, Additional Rent and all other charges on its part to be paid, and to perform all of the covenants and agreements on its part to be performed during the Term hereunder shall not, except as herein set forth in the event of condemnation by public authority, be affected by any present or future law, by-law, ordinance, code, rule, regulation, order or other lawful requirement regulating or affecting the use which may be made of the Premises.

      8.2 Landlord shall comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of federal state, county and city governments and of all other governmental authorities having or claiming jurisdiction over the Land (excluding those relating to Tenant's specific manner of use of the Premises) or appurtenances or any part thereof as enforced by the applicable governmental authority. Without limiting the generality of the foregoing, Landlord shall, in performing Landlord's Work, comply with Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (the "ADAAG"). Except for the Landlord's Work to be performed under Article 3 of this Lease, the expenses incurred by Landlord under this Paragraph shall be deemed Operating Expenses under Paragraph 6 of the Lease.

      8.3 During the Term the Tenant shall comply, at its own cost and expense, with all applicable laws, by-laws, ordinances, codes, rules, regulations, orders, and other lawful requirements (including, without limitation, the ADAAG) of the governmental bodies having jurisdiction, which are applicable to, or by reason of, the Tenant's particular manner of use of the Premises or the fixtures and equipment therein and thereon; the orders, rules and regulations of the National Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, which may be applicable to the Premises, the fixtures and equipment therein or thereon or the use thereof, and the requirements of all policies of public liability, fire and all other types of insurance at any time in force with respect to the Premises, the Building or the Land and the fixtures and equipment therein and thereon (provided the Tenant has been given notice of the requirements of such policies).

      8.4 In connection with the operation by Arch of its business, Arch has advised Landlord that it is necessary that Arch conduct at least two emergency evacuation drills in each calendar year. In connection with the operation by Tenant of its business, Tenant has also advised Landlord that it is necessary that Tenant conduct emergency evacuation drills. Landlord has agreed with Arch and agrees with Tenant to coordinate and cooperate with Arch and Tenant in the conduct of such drills, and to use reasonable efforts to cause Arch, Tenant and any other tenants in the Building to conduct drills in conjunction and cooperatively with each other. Tenant agrees that it shall cooperate with Landlord and Arch in connection with the conduct of such drills.

      8.5 Tenant or its designees shall have the right, in good faith, to contest or review the applicability or scope of the application of applicable laws as they affect the Building (unless Landlord is contesting or reviewing the same) or the Tenant's operations therein by appropriate legal proceedings, (which, if instituted, Tenant or its designees shall conduct properly and promptly at its own cost and expense, and free of any expense to Landlord, and, if necessary, Landlord will cooperate with Tenant and shall execute all documents necessary to accomplish the foregoing). Notwithstanding the foregoing, Tenant shall promptly comply with any and all directives, orders, rulings, laws, rules and regulations if at any time the Building or any part thereof shall then be immediately subject to forfeiture, or if Landlord or Tenant shall be subject to any civil criminal liability or penalty arising out of any non-compliance or claimed non-compliance, or if failure to comply may result in a lien being placed against the Premises, or if the holder of any Superior Mortgage shall require compliance.

                       ARTICLE 9 ALTERATIONS; IMPROVEMENTS

      9.1 Tenant shall make no changes or alterations in or to the Premises of any nature without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned (provided that Tenant may make interior, non-structural alterations which do not affect the building systems (including the heating, ventilating and air conditioning systems, plumbing, electrical and mechanical systems) or the roof and which cost less than $100,000.00 without the Landlord's consent), provided that (i) Tenant delivers plans and specifications to Landlord for such alterations; (ii) Tenant otherwise complies with the provisions of Section 9.2 below); (iii) Landlord's engineer and/or architect reviews and approves all plans and specifications for and inspects the construction of changes or alterations that affect the Building systems (including the heating, ventilating and air conditioning systems, plumbing, electrical and mechanical systems) or the roof; and (iv) the same are conducted in accordance with the terms of Superior Mortgages. All fixtures, partitions and items of personal property which are permanently affixed to the Premises or the Building systems, railings and like installations, installed in the Premises at any time, either by Tenant or by Landlord shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant given no later than 60 days prior to the Expiration Date or upon the prior termination of this Lease, elects to have them removed by Tenant, in which event, the same shall be removed from the Premises by Tenant, at Tenant's expense. Landlord agrees that Tenant may remove the Tenant's Property, including items described on Exhibit J (and enhancements to and replacements of such items as shall be identified by Tenant to Landlord) upon the expiration or termination of the Lease and Tenant agrees that it shall remove the same if Landlord requests that do so within 60 days prior to the Expiration Date. Nothing in this Section shall be construed to prevent Tenant's removal of Tenant's Property, but upon removal of any Tenant's Property from the Premises or upon removal of other installations as may be required or permitted by Landlord, Tenant shall immediately, and at its expense, repair and restore the Premises to the condition existing prior to installation and repair any damage to the Premises or the Building due to such removal. All property permitted or required by Landlord to be removed from the Premises at the end of the Term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense.

      9.2 Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workmen's compensation, general liability, personal and property damage insurance as Landlord may reasonably require. Notwithstanding anything in this Lease to the contrary Tenant shall, unless Landlord in the exercise of its sole discretion otherwise permits Tenant to use its contractors, use Landlord's contractors in connection with any work involving tie-ins to building systems or roof penetrations. As permitted by law, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers or subordinations of mechanic's liens upon the Land and Building for all work, labor and services to be performed and all materials to be furnished in connection with such work and certificates of full payment, signed by all contractors, sub-contractors materialmen and laborers to become involved in such work. Notwithstanding the foregoing, if any mechanic's lien is filed against the Premises, Land or Building for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this Article, the same shall be discharged by Tenant within thirty
(30) days thereafter, at Tenant's expense, by filing the bond required by law or by paying the claim.

                               ARTICLE 10 REPAIRS

      10.1 Tenant shall take care of the Premises and, at Tenant's sole cost and expense, shall (i) make all repairs and replacements, as and when needed to preserve the Premises in good working order and condition, except that Tenant shall not be required to make any structural repairs or structural replacements to the Premises unless necessitated or occasioned by the acts, omissions or negligence of Tenant, or any of its servants, employees, contractors, agents, visitors, invitees, or licensees, or by the use or occupancy or manner of use or occupancy of the Premises by Tenant or any such person; and (ii) provide for customary rubbish removal service for the Premises and keep and maintain the Premises, clean and free of debris.

      10.2 Landlord shall keep and maintain the Building and its fixtures, appurtenances, systems and facilities serving the premises in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Building, the costs of which shall be included in the Operating Expenses, except for (i) those repairs for which Tenant is responsible pursuant to any other provision, including but not limited to Section 10.1 above, or (ii) repairs to Tenant's Property provided, however, that Landlord shall have no obligation or liability for repairs in the Premises until receipt of written notice from Tenant specifying the repairs required.

      10.3 Tenant shall, at all times, designate a contact person(s) having availability 24 hours a day, 7 days a week, to (i) provide Landlord with access to the Premises in the event of an emergency; and (ii) respond to alarms.

                        ARTICLE 11 UTILITIES AND SERVICES

      11.1 Landlord shall furnish and distribute to the Premises through the base Building system pre-conditioned outside air, at a temperature range of between 53(degree) F and 58(degree) F (with a set point of 55(degree) F) in reasonable volumes and velocities on a year round basis on Business Days from 6:00 A.M. to 6:00 P.M. Monday through Friday and Saturdays 6:00 A.M. to 12:00 noon. Landlord covenants that it will, as required, run both chillers in an effort to maintain the temperature at or approximate to the 55(degree) F set point. The term "Business Days" shall mean all days except Sundays and days observed by the federal government as legal holidays. If Tenant shall require such service at any other time ("after hours"). Landlord shall furnish after hours service upon reasonable advance notice from Tenant, given between the hours of 9:00 AM. and 1:00 P.M. of any week-day, Business Day, and Tenant shall pay the actual charges therefor on Landlord's demand. If any of the other tenants of the Building shall request and receive after hours service, pursuant to Landlord's obligation to provide the same to them, at the same time as Tenant, only that equitably prorated portion of the charge made by Landlord by such service shall be allocated to Tenant. Tenant shall be responsible for and pay costs associated with (i) the installation, maintenance, repair and operation of any equipment necessary to provide humidification to the Premises; and (ii) the installation of any additional equipment together with the maintenance, repair and operation of all such additional equipment necessary to re-heat the air. All of Tenant's work in connection with the installation of such equipment shall be performed in accordance with the provisions of Article 9 hereof.

      11.2 (a) From and after the earlier to occur of (i) the date Tenant's business is fully operational in the Premises (i.e. when Tenant's equipment has been installed and personnel moved in) or (ii) the first day of the 7th month of the Term (such date, the "Utility Commencement Date"), Tenant shall pay for all electricity, gas, water and all other utilities used or consumed at the premises, as Additional Rent.

            (b) Tenant shall pay to Landlord a Premises Electric Charge of, initially, $5.00 per square foot per annum. The Premises Electric Charge shall be payable in equal monthly installments, in advance, together with Tenant's monthly payment of Fixed Rent. Landlord shall, at Landlord's expense, prior to the end of the Arch Move-Out Period, install a submeter to measure Tenant's consumption of electricity at the Premises. The cost of electricity shall be determined on the basis of the rate charged for such load and usage in the service classification in effect from time to time pursuant to which Landlord then purchased electric current for the entire Building. The Premises Electrical Charge shall be reconciled with the actual costs approximately every 6 months during the first 12 month period following the Utility Commencement Date and not less than annually thereafter. The Premises Electrical Charge shall be adjusted, if necessary, from time to time, to appropriately reflect the cost of electricity delivered to and consumed at the Premises.

            (c) Tenant's use of electrical service shall not exceed, either in voltage, rated capacity, or overall load, that which Landlord deems to be standard for the Building. The electric capacity of the Building expressed in watts per square foot ("w/sf") is 40 w/sf for the entire Building, including mechanical systems, and 20 w/sf for non-mechanical loads. Tenant shall be permitted to utilize its pro rata share of such electrical service. If Tenant requests permission to consume excess electrical service, Landlord may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, additional submeters, air handlers or cooling units), and the additional usage, installation and maintenance costs shall be paid by Tenant. Electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Premises, to aggregate the electrical service for the Land and Premises with other building, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity.

            (d) If either the quantity or character of utility service is changed by the public utility corporation supplying such service to the Building or the Premises is no longer available or suitable for

Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord's agents.

      11.3 (a) Landlord shall supply water from a 4" street main with a gallon per minute ("gpm") flow of 250 gpm to a point or points in the Premises. Tenant shall be permitted to utilize its pro rata share of such water service. Tenant shall pay for all water consumed or utilized at the Premises. Landlord may, at Landlord's cost, install a water meter or submeter and thereby measure Tenant's consumption of water for all purposes. Tenant, at Tenant's sole cost and expense, shall keep any such meter or submeter and any such installation equipment in good working order and repair. Tenant shall pay for water consumed as shown on said meter or submeter and sewer charges thereon, as and when bills are rendered.

            (b) Tenant agrees that (i) all waste water discharged from the Premises, including from laboratories, shall be free of all chemicals and biological waste other than those Tenant is permitted to discharge pursuant to applicable law and/or valid permits into the Building's collection facility and into the sanitary sewer system; and (ii) it shall collect all chemicals and biological waste into appropriate hazardous waste storage receptacles and discard the same in accordance with applicable laws and shall not dispose of the same through the Building's plumbing system, unless, and only to the extent, Tenant is permitted to do so by law and/or valid permits.

      11.4 Landlord reserves the right to stop the service of the air conditioning, elevator, plumbing, electrical, sanitary mechanical or other service or utility systems of the Building when necessary by reason of accident or emergency, or mechanical breakdown, or requirement of law or any cause beyond Landlord's reasonable control or, after notice to Tenant, for repairs, alterations, replacements or improvements, which in the judgement of Landlord, are desirable or necessary. Except in the event of an emergency or systems failure caused by an accident or other cause beyond Landlord's reasonable control, Landlord shall use commercially reasonable efforts to give Tenant as much prior notice as possible prior to the stoppage.

      11.5 The Landlord shall not be required to provide heat, air conditioning, or ventilation to the Premises if any action of the Tenant, Act of God, or other unforeseen circumstances makes it impossible for the Landlord reasonably to do so. Further, Landlord shall not be liable for the interruption, curtailment, stoppage or suspension of services and utilities when necessary by reason of accident or emergency or suspension of utility services or when necessary for repairs, alterations, replacements or improvements desirable or necessary in the reasonable judgment of Landlord or for any cause beyond the reasonable control of Landlord. Landlord shall use commercially reasonable efforts to restore services after an interruption shall occur. In the event of any such interruption, curtailment, stoppage or suspension, there shall be no diminution or abatement of rent, additional rent or other charges due from Tenant to Landlord hereunder, Tenant's obligations hereunder shall not be affected or reduced, and Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage or suspension. Notwithstanding anything to the contrary contained in this section 11.5, in the event there shall be an interruption, curtailment or a suspension of a building system ("Service Interruption") and (i) if such Service Interruption shall continue for more than 5 consecutive Business Days; and (ii) such Service Interruption shall materially impair the operation of Tenant's business in the Premises, rendering all or any material part of the Premises inaccessible or untentantable and Tenant's generator (if any) has not functioned in a manner that would permit Tenant to continue to operate in all or a material portion of the Premises and (iii) such Service Interruption has not been caused by the public utility servicing or supplying the Building or by an act of Tenant or Tenant's servants, employees or contractors, then as Tenant's sole remedy in connection with such Service Interruption, Tenant shall be entitled to an abatement of Fixed Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) beginning on the sixth consecutive Business Day of such Service Interruption and ending on the date such Service Interruption ceases.

      11.6 Landlord shall provide a parking area contiguous or adjacent to the Building. Tenant shall have the non-exclusive right to use its proportionate share of the available parking spaces and the right together with the other tenants and occupants of the Building, and its and their employees, agents, and invitees, to use any driveways appurtenant thereto for the purposes of egress and ingress, parking of vehicles for itself, its customers, and employees in connection with and incidental to the business conducted by Tenant in the Premises, all without additional charge.

      11.7 Landlord agrees to (a) provide building security to the Building, which may be through the installation and maintenance of a card access system (Tenant shall be able to access the Premises 24 hours a day, 7 days a week); (b) maintain and repair the parking areas, flag poles, driveways, curbs and sidewalks on the Land, (c) to keep the surface of the parking area, driveways and sidewalks located on the Land reasonably free from snow, ice, dirt and rubbish and (d) to insure, protect and maintain the common areas located on the Land, whether or not sheltered, including the maintenance of shrubbery and grass areas in and around the Building; (e) maintain a back-up generator to provide power for emergency services to the Building; and (f) at all times designate a contact person(s) having availability 24 hours a day 7 days a week to respond to Tenant in the event of an emergency. Landlord shall use commercially reasonable efforts, from time to time, as needed, to control the goose population that inhabits the Common Areas, from time to time. Landlord's expense in performing such obligations shall be part of the Operating Expenses described in Article 6. Tenant shall, at Tenants sole election, cost and expense, install, maintain, repair and operate any back-up generator necessary or desirable for the conduct of its operations. If the generator would best be located in a common area, Landlord shall, in accordance with the provisions of Section 2.1 hereof, give Tenant permission to so locate the same. Tenant may also place and maintain a flag on one of the flag poles on the Land.

               ARTICLE 12 DAMAGE TO OR DESTRUCTION OF THE PREMISES

      12.1 Except as provided below, in the event of partial or total destruction of the Premises during the Term by fire or other casualty, the Landlord shall, as promptly as practicable after receipt of any insurance proceeds available as a result of such casualty, repair, reconstruct or replace the portions of the Premises destroyed as nearly as possible to their condition prior to such destruction, except that in no event shall the Landlord be obligated to expend more for such repair, reconstruction or replacement than the amounts of any such insurance proceeds actually received. Commencing on the date of such casualty and during the period of such repair, reconstruction and replacement there shall be an equitable abatement of Fixed Rent hereunder for up to one (1) year from the date of such casualty in proportion to the loss of usable floor area in the Premises.

      12.2 If (i) the Building is so extensively destroyed by fire or other casualty that an independent engineer or architect certifies that the Premises cannot reasonably be expected to be susceptible of repair, reconstruction or replacement within a period of two hundred-ten (210) days from the Deemed Start Date (as defined below) and if the damage shall materially and adversely interfere with the conduct of Tenant's business; or (ii) any damage results from causes or risks not required to be insured against by the Landlord hereunder or (iii) any holder of a Superior Mortgage refuses to promptly make such net proceeds available for such repair, reconstruction or replacement; or (iv) a casualty occurs during the last 2 years of the Initial Term or any Extended Term and an independent engineer or architect certifies that the Premises cannot reasonably be expected to be susceptible to repair, reconstruction or replacement within 90 days of the Deemed Start Date, the Landlord or Tenant may terminate this Lease by giving written notice to the other within sixty (60) days after the date of such destruction. Provided further, that if, despite diligent efforts, the Landlord has been unable to restore or, if an independent engineer or architect, after the passage of 180 days from the Deemed Start Date, determines (at Tenant's sole cost and expense), that Landlord's progress is such that it is not likely that the Landlord will be able to restore the Premises to their condition prior to such destruction within two hundred-ten (210) days following the Deemed Start Date, then (y) Tenant may terminate this Lease by giving Landlord thirty (30) days' prior written notice, unless Landlord substantially completes the repair and restoration work within said thirty (30) day period or performs a sufficient amount of work so that it appears likely that Landlord will complete restoration within 210 days from the Deemed Start Date, in which event the termination notice shall be null and void; or (z) Landlord may terminate this Lease by written notice to the Tenant. In the event of any such notice of termination, this Lease shall terminate as of, and Fixed Rent and Additional Rent shall be appropriately apportioned through and abated from and after, the date of such notice of termination. The "Deemed Start Date" shall mean the earlier to occur of the (i) date work on rebuilding or restoration actually commences; or (ii) date which is ninety days after the date of the casualty, provided, however, if arson or another criminal investigation concerning the origins of the casualty is pending, then the Deemed Start Date shall mean the date work actually commences.

      12.3 Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage by fire or other casualty or the repair thereof. Landlord will not carry insurance of any kind on Tenant's Property, and Landlord shall not be obligated to repair any damage thereto or replace the same.

                            ARTICLE 13 EMINENT DOMAIN

      13.1 If more than twenty percent (20%) of the usable floor area of the Premises, or more than twenty percent (20%) of the parking area available for use by the Tenant shall be taken by eminent domain or appropriated by public authority or if the Tenant shall be deprived of suitable vehicular or pedestrian access to the Premises or the Property by virtue of such a taking or appropriation, the Landlord or the Tenant may terminate this Lease by giving written notice to the other within thirty (30) days after such taking or appropriation. In the event of such a termination, this Lease shall terminate as of the date the Tenant must surrender possession or, if later, the date the Tenant actually surrenders possession, and the Fixed Rent and Additional Rent reserved shall be apportioned and paid to and as of such date.

      13.2 If all or any part of the Premises is taken or appropriated by public authority as aforesaid and this Lease is not terminated as set forth above, the Landlord shall, subject to the rights of any holder of any Superior Mortgagee, as promptly as practicable, apply any such damages and compensation awarded (net of the costs and expenses, including reasonable attorneys' fees, incurred by the Landlord in obtaining the same) to secure and close so much of the Premises as remain and shall restore the Building to an architectural whole and except that in no event shall the Landlord be obligated to expend more for such replacement than the net amount of any such damages, compensation or award which the Landlord may have received as damages in respect of the Building and any other improvements situated on the Property as they existed immediately prior to such taking or appropriation; in such event there shall be an equitable abatement of Fixed Rent in proportion to the loss of usable floor area in the Premises after giving effect to such restoration, from and after the date the Tenant must surrender possession or, if later, the date the Tenant actually surrenders possession.

      13.3 In the event of any such acquisition or condemnation of all or any part of the Building and/or Land, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right, title and interest in any to any such award, and also agrees to execute any and all further documents that may be required in order to facilitate the collection thereof by Landlord. Nothing contained in this Section shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings (but not against Landlord) for any moving expenses or any other expenses, claims or damages to which Tenant may be entitled, provided the award thereof does not diminish the award otherwise payable to Landlord and for the value of any Tenant's Property which would be removable at the end of the Term pursuant to the provisions of Article 9.

                       ARTICLE 14 CONDITIONS OF LIMITATION

      14.1 This Lease and the Term and estate hereby granted are subject to the limitation that;

            (a) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's Property; or

            (b) if, within sixty (60) days after the commencement of any such proceeding against Tenant, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's Property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied; or

            (c) if Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any Additional Rent (provided that Landlord shall, not more than 2 times in any 12 consecutive month period provide Tenant with ten (10) days' written notice and opportunity to cure Tenant's failure to pay Fixed Rent or Additional Rent when due); or

            (d) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent and Additional
Rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days if Tenant shall not promptly commence to cure the same and thereafter remedy the default within sixty (60) days after such notice of default; or

            (e) if any event shall occur or any contingency shall arise whereby the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant except as is expressly permitted under Article 19; or

            (f) if the Premises shall become deserted or abandoned for a period of sixty (60) consecutive days;

then in any of said events Landlord may, to the extent permitted by law, immediately or at any time thereafter, and without notice or demand, terminate this Lease.

      14.2 Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said Subsections (a) and (b) of Section 14.1 shall be deemed paid as compensation for the use and occupation of the premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of rent or a waiver on the part of Landlord of any rights under Section 14.1.

      14.3 In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code (11 U.S.C. Section 10 et. seq.), Landlord's right to terminate this Lease shall be subject to the rights of the Trustee in bankruptcy to assume or assign this Lease. To the extent permitted or allowed by law, the Trustee shall not have the right to assume or assign this Lease until the Trustee (a) promptly cures all defaults under this Lease, (b) promptly compensates Landlord for monetary damages incurred as a result of such default, and (c) provides "adequate assurance of future performance" which shall mean, in addition to any other requirements of 11 U.S.C. Section 365(b)(3), that all of the following have been satisfied: (i) in addition to rent payable under the Lease, the Trustee shall establish with Landlord a security deposit equal to three (3) months' Fixed Rent; (ii) maintain said security deposit in said amount whenever it is drawn upon by Landlord; (iii) Trustee must agree that Tenant's business shall be conducted in a first-class manner; and (iv) the use of the Premises cannot change. If all the foregoing are not satisfied, Tenant shall be deemed not to have provided Landlord with adequate assurance of future performance of this Lease.

                    ARTICLE 15 RE-ENTRY BY LANDLORD; REMEDIES

      15.1 If this Lease and the Term shall terminate as provided in Article 14;

            (a) To the extent permitted by law, Landlord and Landlord's agents may immediately, or at any time after such default or after the date upon which this Lease shall terminate, re-enter the Premises or any part thereof, without notice, either by summary proceeding or by any other applicable action or proceeding, and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of its or their property and effects from the Premises and in no event shall re-entry be deemed an acceptance of surrender of this Lease; and

            (b) Landlord, at Landlord's option, may relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its reasonable discretion, may determine. Landlord shall use commercially reasonable efforts to mitigate its damages, but Landlord shall in no event be liable for failure to relet the Premises or any part thereof, or, in the event of any such reletting, for failure to collect any rent due upon any such reletting, and no failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole, but commercially reasonable, discretion, considers advisable or necessary in connection with any such reletting or proposed lease. Tenant shall be liable for the amount of all expenses incurred by Landlord in connection with such repairs, replacements, alterations additions, improvements, decorations and other physical changes made by Landlord and the costs of such reletting, including without limitation, brokerage and reasonable legal expenses.

      15.2 Subject to applicable law, Tenant waives any rights to (a) redeem the Premises, (b) re-enter or repossess the Premises, or (c) restore the operation of this Lease, after Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or after any re-entry by Landlord, or after any expiration or termination of this lease and the Term, whether such dispossess, reentry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

      15.3 In the event of any breach (and, as to such threatened breach, if a breach occurred there would be a reasonable likelihood of imminent danger to person or property) or threatened breach by Tenant or any persons claiming through or under Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as if re-entry, summary proceedings or other specific remedies were not provided for in this Lease.

      15.4 If this Lease and the Term shall terminate as provided in Article 14, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in this Article, or by or under any summary proceeding or any other action or proceeding then, in any of said events:

            (a) Tenant shall pay to Landlord all Fixed Rent and Additional Rent to the date upon which this Lease and the Term shall have terminated or to the date of re-entry upon the Premises by Landlord, as the case may be;

            (b) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Fixed Rent or Additional Rent due at the time of such termination or re-entry, or at Landlord's option, against any damages payable by Tenant;

            (c) Tenant shall be liable for and shall pay to Landlord any deficiency between (i) the Fixed Rent or Additional Rent payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or re-entry) and (ii) the net amount, if any, of rents ("Net Rent") collected under any reletting effected pursuant to the provisions of Section 15.1(b) for any part of such period
(first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease or Landlord's re-entry upon the Premises and in connection with such reletting including but not limited to all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses for preparing the Premises for such reletting);

            (d) Any such deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Fixed Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding. Alternatively, suit or suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election;

            (e) Whether or not Landlord shall have collected any monthly deficiencies as aforesaid, Landlord shall, at its sole option, be entitled to recover from Tenant, and Tenant shall pay Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent and Additional Rent payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or re-entry) exceeds then fair and reasonable rental value of the Premises for the same period, both discounted to present worth at the rate of ten percent (10%) per annum. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent upon such reletting, shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting, provided said reletting is on commercially reasonable terms. In no event shall Landlord recover double damages from Tenant by pursuing alternative recoveries.

            (f) In no event (i) shall Tenant be entitled to receive any excess of such Net Rent over the sums payable by Tenant to Landlord hereunder, or (ii) shall Tenant be entitled in any suit for the collection of deficiencies or damages pursuant to this Section to a credit in respect of any Net Rent from a reletting except to the extent that such Net Rent is actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and of the expenses of reletting.

      15.5 (a) If this Lease be terminated as provided in Article 14 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises, Tenant covenants and agrees, notwithstanding anything to the contrary contained in this Lease;

                  (i) That the Premises shall be, upon such earlier termination or re-entry, in the same condition as that in which the Tenant has agreed to surrender them to Landlord at the expiration of the Term hereof;

                  (ii) That Tenant, on or before the occurrence of any event of default, shall have performed every covenant contained in this Lease for the making of any improvement, alteration or betterment to the Premises, or for restoring or rebuilding any part hereof; and

                  (iii) That, for the breach of either Subdivision (i) or (ii) of this Subsection, or both, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay the then cost of performing such covenant, plus interest thereon at the Default Rate for the period between the occurrence of any event of default and the time when any such work or act, the cost of which is computed, should have been performed under the other provisions of this Lease had such event of default not occurred.

            (b) Each and every covenant contained in this Section shall be deemed separate and independent, and not dependent on other provisions of this Lease or the use and occupation of the Premises by Tenant, and the performance of any such covenant shall not be considered to be rent or other payment for the use of said Premises. It is understood that the consideration for the covenants in this Section is the making of this Lease, and the damages for failure to perform the same shall be deemed to be in addition to and separate and independent of the damages accruing by reason of default in observing any other covenant contained in this Lease.

      15.6 Nothing herein contained shall be construed as limiting or precluding the recording by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

      15.7 Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right and remedy provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity by statute or otherwise.

              ARTICLE 16 CURING TENANT'S DEFAULT; FEES AND EXPENSES

      16.1 If Tenant shall default in the observance or performance of any term, covenant, or condition of this Lease on Tenant's part to be observed or performed, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant, without notice in a case of emergency and in any other case if such default continues after thirty (30) days from the date of the giving by Landlord to Tenant of notice of intention so to do or such lesser period of notice in the event that a condition might constitute a default under a Superior Mortgage. Landlord may enter the Premises at any time to cure any default. Bills for any expense incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect Fixed Rent or Additional Rent or other charge or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered by Landlord to Tenant and any charges for services provided under this Lease, may be sent by Landlord to Tenant monthly or immediately, and shall be due and payable in accordance with the terms of said bills and if not paid when due, the amounts thereof shall immediately become due and payable as Additional Rent. Any such bill shall be payable with interest at the Default Rate from the date Landlord incurs the charge or expense to the date of payment by Tenant to Landlord. Tenant's obligations under this Section shall survive the Expiration Date or sooner termination of the Term.

                  ARTICLE 17 NON-LIABILITY AND INDEMNIFICATION

      17.1 Except as provided in Section 17.3(b) below, neither Landlord nor any agent or employee of Landlord, shall be liable to Tenant, its employees, agents, contractors, invitees and licensees, and Tenant shall save Landlord and Landlord's agents harmless of and from all loss, cost, liability, claim, damage and expense including reasonable counsel fees, penalties and fines incurred in connection with or arising from any injury to Tenant or for any damage to, or loss (by theft or otherwise) of any of Tenant's Property, irrespective of the cause of such injury, damage or loss (including the acts of negligence of Tenant), but excluding Landlord's and Landlord's agents and employees, negligence or willful misconduct. Any Building employees to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agents with respect to such property and neither Landlord nor Landlord's agents shall be liable for any loss of or damage to any such property by theft or otherwise.

      17.2 Except as provided in Section 17.3(b), neither Landlord, nor any agent or employee of Landlord, shall be liable for (a) any injury or damage to any person or property resulting from fire, explosion, falling plaster, steam, gas, electricity, dust, water or snow, or leaks from any part of the Building or from the pipes, appliances or plumbing system, or from the roof, street or subsurface or any other place or by dampness, or from any other cause whatsoever, (b) any such damage caused by other occupants or persons in the Building or by construction of any private, public or quasi-public work, or (c) any latent defect in the Premises or the Building.

      17.3 (a) Tenant agrees to indemnify and save Landlord and Landlord's agents and employees harmless of and from all losses, costs, liabilities, claims, damages and expenses including reasonable counsel fees, penalties and fines, incurred in connection with or arising from (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming through or under Tenant, or (c) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person, in or about the Premises or the Building either prior to, during, or after the expiration of, the Term including any acts, omissions or negligence in the making or performing of any improvements. If any action or proceeding shall be brought against Landlord or Landlord's agents or employees based upon any such claim and if Tenant, upon notice from Landlord, shall cause such action or proceeding to be defended at Tenant's expense by counsel reasonably satisfactory to Landlord without any disclaimer of liability by Tenant in connection with such claim, Tenant shall not be required to indemnify Landlord and Landlord's agents or employees for counsel fees in connection with such action or proceeding. The provisions of this Section 17.3 shall survive the expiration or termination of this Lease.

            (b) Landlord agrees to indemnify and save Tenant and Tenant's agents and employees harmless of and from all losses, cost, liabilities, claims, damages and expenses including reasonable counsel fees, penalties and fines incurred in connection with or arising from (i) any default by Landlord in the observance of performance of any of the terms, covenants or conditions of this Lease on Landlord's part to observed or performed; or (ii) any acts, omissions or negligence of Landlord or any other person, or the contractors, agents, servants or employees of Landlord or any such person in or about the Building either prior to, during or after the expiration of the Term. If any action or proceeding shall be brought against Tenant or Tenant's agents or employees based upon such claim and if Landlord, upon notice from Tenant, shall cause such action or proceeding to be defended at Landlord's expense by counsel reasonably satisfactory to Tenant but without any disclaimer of liability by Landlord in connection with such claim, Landlord shall not be required to indemnify Tenant or Tenant's agents or employees for counsel fees in connection with the proceeding or action. The provisions of this Section 17.3(b) shall survive the expiration or termination of this Lease.

                              ARTICLE 18 SURRENDER

      18.1 On the last day of the Term or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises, Tenant shall, at its own expense, quit and surrender the Premises to Landlord, together with all improvements which have been made upon the Premises (except as otherwise provided for in this Lease, including but not limited to Article 9 above), in broom clean, good order, condition and repair except (i) for ordinary wear and tear; (ii) for damage by fire or other insured casualty and (iii) if, as of the Commencement Date of this Lease, Tenant discovers that a component of the Premises is not in good order, condition or repair and provided Tenant gives a list to Landlord of such components within 180 days after the Commencement Date, then Tenant will be required only to surrender such components in the condition in which they were found at the Commencement Date and as they are described in the list delivered to Landlord. Tenant shall remove from the Premises and the Building all of all personal property and personal effects of all persons claiming through or under Tenant and may remove items of Tenant's Property including the items described on Exhibit J (and enhancements to and replacements of such items as are identified to Landlord), and shall also remove at Landlord's request, all vaults at the Premises, and, as set forth in Section
9.1 hereof, together with such other items as Landlord shall require Tenant to remove, and shall, in each instance, pay the cost of repairing all damage to the Premises and the Building occasioned by such removal.

      18.2 Any Tenant's Property or other personal property which shall remain in the Premises after the Expiration Date or the date of sooner termination of this Lease shall be deemed to have been abandoned and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit at Tenant's cost and expense.

      18.3 If the Premises are not surrendered at the expiration of the Term, Tenant shall (i) pay for the use and occupancy of the Premises at a rate equal to two times the rate of Fixed Rent in effect immediately prior to the expiration of the Term, on a daily basis, for each day until the date of surrender of the Premises; and (ii) indemnify Landlord against any and all damages, costs, expenses, loss or liability resulting from delay by Tenant in so surrendering the Premises.

      18.4 Tenant's obligation under this Article shall survive the Expiration Date or sooner termination of this Lease.

                ARTICLE 19 ASSIGNMENT, MORTGAGING AND SUBLETTING

      19.1 (a) Neither this Lease, nor the Term and estate hereby granted, nor any part hereof or thereof, nor the interest of Tenant in any sublease or the rentals thereunder, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant, Tenant's legal representatives or successors in interest by operation of law or otherwise, and neither the Premises, nor any part thereof, shall be encumbered in any manner by reason of any act or omission on the part of Tenant or anyone claiming under or through Tenant, or shall be sublet or be used or occupied or permitted to be used or occupied, or for any purpose other than as permitted by this Lease, without the prior consent of Landlord in each case, which consent shall not be unreasonably withheld, delayed or conditioned, except as expressly otherwise provided in this Article. In the event that Tenant shall desire to assign this Lease or to sublease all or any portion of the Premises, then Tenant shall submit in writing to Landlord the name of the proposed assignee or subtenant, the nature and character of its business, the terms and conditions of the proposed assignment or subletting, information as to the financial responsibility and such other information as Landlord may require. In the event that Tenant desires to assign this Lease, then any proposed assignment must require Tenant's assignee to assume Tenant's obligations from and after the effective date of an assignment. If Tenant shall give Landlord notice of a desire to assign this Lease, or to sublet the entirety of the Premises, Landlord shall be entitled to recapture the Premises or cancel this Lease on 30 days' prior written notice thereof, and this Lease shall come to an end on the date in such notice specified, with the same force and effect as is such date were the date herein specified for the expiration hereof, and the Fixed Rent, and Additional Rent shall be apportioned and adjusted as of the effective date of such cancellation. Notwithstanding the foregoing, Tenant may assign its entire interest under this Lease to a "Related Entity" (as defined below) without the consent of Landlord provided that all of the following conditions are satisfied: (i) Tenant is not in default of its obligations under this Lease beyond any applicable grace or notice and cure periods; (ii) Tenant shall remain fully liable for the obligations of the Tenant under this Lease; and (iii) Tenant shall give Landlord written notice of at least thirty days prior to the Effective Date of the proposed assignment. As used in this section, the term "Related Entity" shall mean an entity which controls, is controlled by, or is under common control with Tenant.

            (b) Any assignment of this Lease, or of the interest of Tenant hereunder, or sublease as aforesaid, without full compliance with any and all requirements set forth in this Lease shall be a breach of this Lease and a default hereunder and shall, at Landlord's option, render any such purported assignment or subletting null and void and of no force or effect

      19.2 If this Lease be assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee. If the Premises or any part hereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved, but no such assignment subletting, occupancy or collection shall be deemed a waiver of any of the provision of this Article, or the acceptance of the assignee, subtenant or occupant as tenant, or a release by Tenant from the further performance by Tenant of Tenant's obligations under this Lease. The consent of Landlord to an assignment, mortgaging or subletting pursuant to any provision of this Lease shall not in any way be considered to relieve Tenant from obtaining the express consent of Landlord to any other or further assignment, mortgaging or subletting. Tenant agrees to pay to Landlord reasonable counsel fees incurred by Landlord in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant as provided in this Article, nor any application of any such rent as provided in this Article, nor any application of any such rent as provided in this Article, shall under any circumstances, relieve or release Tenant of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

      19.3 To the extent Tenant realizes any profit on any assignment or sublease of all or any portion of the Premises, then 75 percent of said profit shall be payable to Landlord. For purposes of this Section "profit" shall refer to the difference between; (1) all payments made by an assignee or a subtenant to Tenant as rent or otherwise under or in connection with said assignment or sublease; and (2) the costs and expenses paid by Tenant in connection with said assignment or sublease including the annual Fixed

Rent and Additional Rent payable hereunder with respect to the sublet space and the reasonable brokerage, legal and alteration expenses, if any, incurred in connection with said assignment or sublease. Promptly after such assignment or the commencement of any such sublease Tenant shall deliver to Landlord a statement of the expenses incurred in connection therewith and payments to Landlord of Landlord's share of the profit in connection therewith shall be made promptly after receipt thereof, in the case of an assignment and, in the case of a sublease, monthly, as Additional Rent hereunder.

      19.4 (a) In case of a subletting approved by Landlord, a duly executed and acknowledged original of the sublease shall be delivered to Landlord, the same to provide that (i) such sublease is and shall be subject and subordinate to this Lease and any then present or future modifications thereof; and (ii) in the event of termination, re-entry or dispossess by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (A) be liable for any previous acts or omissions of Tenant, as sublessor under such sublease; (B) be subject to any offsets against Landlord or (C) be bound by any previous modification of such sublease to which Landlord shall not have consented in writing or by any previous prepayments of more than one month's rent.

            (b) In the case of any approved assignment or subletting, Tenant, as assignor or as sublessor, as the case may be, shall remain liable for the performance or observance of all of the terms and provisions on Tenant's part to be performed or observed under this Lease.

      19.5 (a) If this Lease is assigned to any party pursuant to the Bankruptcy Code or similar law, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the Bankruptcy Code or similar law. Any and all monies and other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and then be promptly paid or delivered to Landlord.

            (b) Any party to which this Lease shall be assigned pursuant to the provisions of the Bankruptcy Code or similar law shall be deemed, without further act or deed, to have assumed all of the obligations accruing under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

                     ARTICLE 20 SUBORDINATION AND ATTORNMENT

      20.1 This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respect to (a) all future ground leases, overriding leases and underlying leases and/or grants of term of the Land and/or the Building or the portion thereof in which the Premises are located in whole or in part, (b) all mortgages and building loan agreements, including leasehold mortgages and building loan agreements, which may now or hereafter affect the Land and/or the Building (collectively, the "Superior Mortgages") whether or not the Superior Mortgages shall also cover other lands and/or buildings and (c) each and every advance made or hereafter to be made under the Superior Mortgages and to all renewals, modifications, replacements substitutions and extensions of the Superior Mortgages and spreaders and consolidations of the Superior Mortgages. The provisions of this section shall be self-operative and no further instrument of subordination shall be required as to any Superior Mortgage filed subsequent to the effective date hereof but only if the holder of such Superior Mortgage agrees in writing or the mortgage provides that for so long as Tenant is not in default of its obligations set forth in this Lease beyond any applicable notice and cure period, the holder of such Superior Mortgage will not, in foreclosing against, or taking possession of the Premises or otherwise exercising its right under the Superior Mortgage, disturb the Tenant's right of possession under this Lease. In confirmation of such subordination, Tenant shall within 10 days after receipt of a request for the same, provided the provisions of the foregoing sentence are complied with to Tenant's benefit, execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord or the holder of a Superior Mortgage or any of their respective successors in interest may request to evidence such subordination. Landlord shall obtain and deliver to Tenant a non-disturbance agreement from the holder of the Superior Mortgage encumbering the Land and Building as of the date hereof in form and substance reasonably satisfactory to Tenant.

      20.2 Subject to the provisions of Section 20.1 being complied with to Tenant's benefit, if, at any time prior to the expiration of the Term, the holder of a Superior Mortgage shall become the owner of the Building as a result of foreclosure of its mortgage or conveyance of the Building, or become a mortgagee in possession of the Land or the Building. Tenant agrees, at the election and upon demand of any owner of the Land or the Building, or of the holder of any Superior Mortgage (including a leasehold mortgagee) in possession of the Land or the Building, to attorn from time to time to any such owner, holder or lessee upon the then executory terms and conditions of this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Premises. Such successor in interest to Landlord shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease, or (ii) any amendment, modification or termination of this Lease made or entered into after the date of execution of the Superior Mortgage without the consent of the holder of the Superior Mortgage or such successor in interest whose name is disclosed to Tenant or (iii) any offsets which may be asserted by the Tenant against payments of rent as a result of any default by or claims against Landlord hereunder arising prior to the date such successor takes possession of the Premises or (iv) any obligation by Landlord as lessor hereunder to perform any work or grant any concession without the mortgagee's express assumption of such obligation to perform work or grant such concession. The foregoing provisions of this Section shall inure to the benefit of any such owner, holder or lessee, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions, although Tenant shall execute such an instrument upon the request of the holder of a Superior Mortgage, provided the provisions of Section 20.1 are complied with to Tenant's benefit.

      20.3 INTENTIONALLY OMITTED.

      20.4 Provided that the Tenant has been provided with notice of the name and address of any holder of a Superior Mortgage (a "Mortgagee"), no notice from the Tenant of any default by the Landlord in its obligations shall be valid, and the Tenant shall not attempt to terminate this Lease, withhold Fixed Rent or Additional Rent or exercise any other remedy which may arise under law by reason of any such default, unless the Tenant first gives such notice to any Mortgagees and provides such Mortgagees with notice of such default, and an opportunity to cure the same within a period of time that shall be not less than the period afforded to the Landlord to cure the default under the provisions of this Lease, provided further that if the default by the Landlord is of such a nature that it would, if left uncured, give rise to a right of termination by the Tenant of this Lease, then the Tenant shall, prior to exercising any such termination right, provide to the Mortgagee a second notice (which second notice shall be given upon the expiration of the cure period initially applicable to the default, after taking into account all applicable facts and circumstances) stating the continuing nature of the default and providing to the Mortgagee an additional thirty (30) day period within which to cure such default.

      20.5 Any Mortgagee may, at any time, by giving written notice to, and without any further consent from, the Tenant, subordinate its mortgage to this Lease, and thereupon the interest of the Tenant under this Lease shall automatically be deemed to be prior to the lien of such mortgage without regard to the relative dates of execution, delivery or filing thereof or otherwise.

      20.6 Landlord shall endeavor to have each Mortgagee provide in connection with the application of insurance proceeds received by such Mortgagee, that, so long as (i) Landlord is not in default of its obligations under the Superior Mortgage and all financial covenants required by such Mortgagee have been and are anticipated to continue to be satisfied; (ii) Tenant is not in default of its obligations under this Lease; and (iii) Tenant will not exercise any right it may have under the first sentence of Section 12.2 of this Lease by virtue of the occurrence of such casualty to terminate the Lease such Mortgagee will disburse such proceeds, in accordance with requirements set forth in the Superior Mortgage (or other loan documents) for the repair and restoration of the Building.

                     ARTICLE 21 ACCESS; CHANGE IN FACILITIES

      21.1 Landlord reserves the right, at any time without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment of the Building, as well as in the entrances, passageways, halls, doors, doorways, corridors, elevators, escalators, stairs, toilets and other public parts of the Building as it may deem necessary or desirable, provided any such change does not (x) deprive Tenant of access to the Premises; (y) materially or unreasonably interfere with the use of the Premises or the conduct of business therein; nor (z) reduce the usable area of the Premises in excess of one percent (1%) of the total rentable area thereof so long as such reduction shall not materially, adversely effect the Tenant's current use (with an appropriate adjustment in Fixed Rent due to such reduction in the area of the Premises).

      21.2 Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within or through the Premises, or through the walls, columns and ceilings therein, provided that the installation work is performed at such times and by such methods as will not reduce the usable space in the Premises or unreasonably interfere with Tenant's use and occupancy of the Premises, or damage the appearance thereof.

      21.3 Landlord or Landlord's agents shall have the right to enter the Premises at all times for any of the purposes specified in this Article and (a) to examine the Premises or for the purpose of performing any obligation of Landlord or exercising any right or remedy reserved to Landlord in this Lease;
(b) to exhibit the Premises to a prospective purchaser, mortgagee, ground lessor of the Building, or others and during the last six months of the lease term to exhibit the Premises to prospective tenants; (c) make such repairs, alterations, improvements or additions or to perform such maintenance as Landlord may deem necessary or desirable; (d) to take all materials into and upon the Premises that may be required in connection with any such repairs, alterations improvements, additions or maintenance; and (e) to alter, renovate and decorate the Premises if Tenant shall have removed all or substantially all of Tenant's Property from the Premises. Notwithstanding the foregoing, except in emergencies or Tenant's default hereunder, all entries by Landlord under this Section shall be, after notice to Tenant, at reasonable times and shall be conducted in accordance with Tenant's customary rules and regulations concerning access to the Premises including, but not limited to labs, research and administrative offices located therein and so as not to unduly or unseasonably, interfere with Tenant's use and occupancy of the Premises.

      21.4 The exercise of any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent

(except as specifically provided herein), or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord's agents, or upon the holder of a Superior Mortgage.

                         ARTICLE 22 INABILITY TO PERFORM

      22.1 This Lease and the obligations of Tenant to pay rent and perform all of the terms, covenants and conditions on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord, due to the occurrence of an event of force majeure (as set forth in Article 32 hereof) is
(a) unable to fulfill any of its obligations under this Lease or (b) unable to supply or delayed in supplying any service expressly or impliedly to be supplied, or (c) unable to make or delayed in making any repairs, replacements, additions, alterations or decorations or (d) unable to supply or delayed in supplying any equipment or fixtures. Landlord shall in each instance exercise commercially reasonable diligence to effect performance when and as soon as possible.

             ARTICLE 23 PREJUDGMENT REMEDY, REDEMPTION, COUNTERCLAIM
                                 AND JURY TRIAL

      23.1 Tenant, for itself and for all persons claiming through or under it, hereby acknowledges that this Lease constitutes a commercial transaction as such term is used and defined in Chapter 903 of the Connecticut General Statutes, and hereby expressly waives any and all rights which are or may be conferred upon Tenant by said Act to any notice or hearing prior to a prejudgment remedy, and by any present or future law to redeem the Premises, or to any new trial in any action or ejection under any provisions of law, after reentry thereupon, or upon any part thereof, by Landlord, or after any warrant to dispossess or judgment in ejection. If Landlord shall acquire possession of the Premises by summary proceedings, or in any other lawful manner without judicial proceedings, it shall be deemed a reentry within the meaning of that word as used in this Lease. In the event that Landlord commences any summary proceedings or action for nonpayment of rent or other charges provided for in this Lease, Tenant shall not interpose any non-compulsory counterclaim of any nature or description in any such proceeding or action. Tenant and Landlord both waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions.

                               ARTICLE 24 WAIVERS

      24.1 The failure of Landlord to insist in any one or more instances upon the strict performance of any one or more of the arguments, terms, covenants, conditions or obligations of this Lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission whether of a similar nature or otherwise. The manner of enforcement or the failure of Landlord to enforce any of the Rules and Regulations against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations.

      24.2 The following specific provisions of this Section shall not be deemed to limit the generality of the foregoing provisions of this Article:

      (a) No agreement to accept a surrender of all or any part of the Premises shall be valid unless in writing and signed by Landlord. No delivery of keys shall operate as a termination of this Lease or a surrender of the Premises.

      (b) The receipt or acceptance by Landlord of rents with knowledge of breach by Tenant of any term, covenant or condition of this Lease shall not be deemed a waiver of such breach.

      (c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct Fixed Rent or Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

                           ARTICLE 25 QUIET ENJOYMENT

      25.1 If, and so long as Tenant pays the Fixed Rent and Additional Rent and keeps and performs each and every term. covenant and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease without hinderance or molestation by Landlord, subject to the terms, covenants, and conditions of this Lease and the Superior Mortgages (provided, with regard to the Superior Mortgages, Tenant shall have the benefit of the right of non-disturbances granted herein and of any non-disturbance agreement delivered to Tenant by any holder of a Superior Mortgage).

                       ARTICLE 26 ENVIRONMENTAL COMPLIANCE

      26.1 Tenant hereby covenants to Landlord that Tenant shall (a) (i) comply with all Laws (as defined below) applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes (as defined below) as apply to the activities of the Tenant, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, sublessees, assignees, successors and assigns at the Property (together with Tenant, the "Tenant Parties") and, without limiting the generality of the foregoing, obtain and comply with any and all required discharge permits for the discharge of laboratory waste, and prior to the expiration or termination of this Lease, use commercially reasonable efforts to complete the closure of any Hazardous Waste Storage Area in accordance with all applicable laws, rules and regulations; (ii) promptly remove any Hazardous Materials or Wastes caused or generated by the Tenant Parties from the Premises in accordance with all applicable Laws and orders of governmental authorities having jurisdiction; (iii) pay or cause to be paid all costs associated with such removal of such Hazardous Materials or Wastes generated by Tenant or the Tenant Parties including any remediation and restoration of the Premises; and (iv) indemnify Landlord from and against all losses, claims and costs arising out of the migration of Hazardous Materials or Wastes caused or generated by the Tenant Parties from or through the Premises into or onto or under other portions of the Building or the Property or other properties; (b) keep the Property free of any lien imposed pursuant to any applicable Law in connection with the existence of Hazardous Materials or Wastes in or on the Premises caused or generated by Tenant or the Tenant Parties; (c) not install or permit to be installed or to exist in the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment, the installation, presence, use or existence of which would be in or cause a violation of any applicable Law; (d) not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Tenant, any Tenant Parties or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting (other than from one containment area to another), pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises, the Building or the Land;
(e) identify on Exhibit C all Hazardous Materials or Wastes currently used by Tenant and shall notify Landlord of any changes or addition to the Hazardous Materials or Wastes so used; (f) give all notifications and prepare all reports required by Laws or any other law with respect to Hazardous Materials or Wastes caused or generated by the Tenant Parties existing on, released from or emitted from the Premises (and shall give copies of all such notifications and reports to Landlord); (g) promptly notify Landlord in writing of any release, spill, leak, emittance, pouring, discharging, emptying or dumping of Hazardous Materials or Wastes known to Tenant in or on the Premises; (h) if Landlord has a reasonable basis of belief that Tenant, the Tenant Pates permitted a release or spill of Hazardous Materials or Wastes to occur, pay for periodic environmental monitoring by Landlord as well as subsurface testing paid as Additional Rent; and (i) promptly notify Landlord in writing of any summons, citation, directive, notice, letter or other communication, written or oral, from any local, state or federal governmental agency, or of any claim or threat of claim known to Tenant, made by any third party relating to the presence or releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes caused or generated by the Tenant Parties onto the Premises. In addition to the foregoing, Tenant shall be responsible for and bear all costs in connection with the treatment and discharge of its laboratory waste and waste water disposal. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall not be responsible or liable for any Hazardous Materials or Waste located at, in, or around the Premises which was (i) released or generated prior to the Commencement Date (unless released or generated by Tenant during its early access to and occupancy of the Premises); or (ii) was released or generated by Landlord, Arch or any other tenant.

      Tenant's obligation to close the Hazardous Waste Storage Area, at Tenant's sole cost and expense, shall survive termination of the Lease. Tenant agrees that, in connection therewith, and as security for Tenant's obligation to close any Hazardous Waste Storage Area then, on Landlord's request made prior to or within 10 business days after than the Expiration Date, (or if the Lease is sooner terminated, on the termination date, Tenant shall deposit with Landlord a reasonable sum, not to exceed $50,000, which Landlord shall be entitled to continue to hold as security for the proper and lawful closure of the Hazardous Waste Storage Area, the "Closure Obligation"). In lieu of cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the "Letter of Credit") for all or a portion of such amount. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have an office in New Haven, Connecticut; (ii) having a term which shall have an expiration date not sooner than the date which is five (5) years from the Expiration Date (as such date may be extended by virtue of Tenant exercising its right to extend the Term) or sooner termination date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called "evergreen clause"; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to perform its Closure Obligation or (iv) be otherwise on terms and conditions reasonably satisfactory to Landlord. It is agreed that in the event Tenant fails to perform its Closure Obligation, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required to perform the same. In the event that Tenant shall fully and faithfully perform its Closure Obligation (as shall be evidenced by a sign-off or other definitive communication from applicable Governmental Authorities, the Letter of Credit and/or funds on deposit with Landlord shall be returned to Tenant. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

      26.2 The term "Hazardous Materials or Wastes" shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation asbestos, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBS) and petroleum products as defined, determined or identified as such in any Laws, as hereinafter defined. The term "Laws" means any federal, state, county, municipal or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) including, without limitation, the Clean Water Act, 33 U.S.C. ss. 1251 et seq.
(1972), the Clean Air Act, 42 U.S.C. ss. 7401 et seq. (1970), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Subsection 1802, and The Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901 et seq., any similar state laws, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

      26.3 Tenant hereby agrees to defend, indemnify and hold harmless Landlord, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgements, costs and expenses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes caused or generated by Tenant or any of the Tenant Parties from the Premises or as a result of or in connection with activities prohibited under this Article 26. Tenant shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Paragraph 26. The provisions of this Section shall survive termination of this Lease.

                              ARTICLE 27 BROKERAGE

      27.1 Tenant represents that in the negotiation of this Lease it dealt with no real estate broker or salesman other than Cushman & Wakefield of Connecticut, Inc. and CB Richard Ellis, Inc. Tenant shall indemnify Landlord and hold Landlord harmless from any and all losses, damages and expenses arising out of any inaccuracy or alleged inaccuracy of the above representation, including court costs and attorneys' fees. Landlord shall have no liability for brokerage commissions arising out of a sublease by Tenant and Tenant shall and does hereby indemnify Landlord and hold harmless from any and all liability for brokerage commissions arising out of any such sublease. Tenant's indemnity shall also cover all fees, costs and expenses, including attorneys' fees, which Landlord incurs to defend against any such claim (which Tenant shall pay upon demand). The provisions of this Article 27 shall survive the expiration or termination of this Lease.

                               ARTICLE 28 NOTICES

      28.1 All notices, demands or communications given under this Lease shall be sent to the addresses set forth above (except that from and after the Commencement Date, Tenant's notice address shall be 350 Knotter Drive, Cheshire, Connecticut 06410) or at such other addresses as the parties may designate by written notice and shall be hand delivered or sent by private overnight courier service or by prepaid registered or certified mail, return receipt requested, and shall be deemed given on the date delivered or, if refused, the date of such refusal.

             ARTICLE 29 ESTOPPEL CERTIFICATE, MEMORANDUM; FINANCIALS

      29.1 At any time and from time to time within ten (10) days' prior of delivery of written notice by Landlord or Tenant to the other, Landlord and Tenant shall execute, acknowledge and deliver to the other a statement in writing in form satisfactory to Landlord certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Fixed Rent and Additional Rent have been paid in advance, if any, stating whether there are any offsets to the Tenant's obligation to pay rent thereunder and describing them, if any, and stating whether or not to the best knowledge of the signer of such certificate (who shall be a duly authorized officer or signatory of Tenant) Landlord is in default in performance of any term, covenant or condition contained in this Lease, and if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Land and the Building or any part thereof or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, or by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgagee thereof.

      29.2 At the request of either party. Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording. Such memorandum shall not state the Fixed Rent. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the terms, covenants and conditions of this Lease.

      29.3 Tenant, and each and every assignee, sublessee, successor or assign of Tenant, shall deliver to Landlord, with reasonable promptness, but in no event later than ninety (90) days after the close of each fiscal year of such entity, a copy of such entity's audited year end financial statements and cash flow analysis, each prepared in accordance with generally accepted accounting principles, which shall be certified by such entity's chief financial officer as being true, accurate and complete in all material respects. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

                            ARTICLE 30 PARTIES BOUND

      30.1 The terms, covenants and conditions contained in this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to except that no violation of the provisions of Article 19 shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 14.

      30.2 The obligations of Landlord under this Lease shall no longer be binding upon Landlord named herein after the sale, assignment or transfer by Landlord named herein (or upon any subsequent landlord) of its interest in the Building as owner or lessee, and in the event of such sale, assignment or transfer, such obligations shall thereafter be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignees or transferee, by accepting such interest, shall be deemed to have assumed such obligations. A lease of Landlord's entire interest in the Building shall be deemed a transfer for the purposes of this Section, provided the transferee assumes the obligations of the Landlord hereunder.

      30.3 In connection with the provisions of this Lease and the obligations and covenants of Landlord herein set forth, Tenant shall look solely to the estate and property of such Landlord in the Land and Building for the satisfaction of Tenant's remedies, for the collection of a judgement (or other Judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

             ARTICLE 31 ENTIRE AGREEMENT; NO OTHER REPRESENTATIONS;
               GOVERNING LAW; SEPARABILITY; TIME IS OF THE ESSENCE

      31.1 This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. This Lease may not be changed, modified or discharged, in whole or in part, except by a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.

      31.2 Tenant expressly acknowledges that neither Landlord nor Landlord's agents has made or is making, and Tenant, in executing and delivering this Lease, is not relying upon any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease.

      31.3 This Lease shall be governed in all respects by the laws of the State of Connecticut.

      31.4 Each covenant and agreement in this Lease shall be construed to be a separate and independent covenant and agreement and the breach of any such covenant or agreement by Landlord or Tenant shall not discharge or relieve the other from its obligation to perform every covenant and agreement of this Lease to be performed by it. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term shall not be affected thereby.

      31.5 The parties agree that with respect to payments to be made and obligations to be performed under this Lease, time is of the essence.

                            ARTICLE 32 FORCE MAJEURE

      32.1 Landlord and Tenant shall be excused for the period of any delay in the performance of any obligations hereunder, when prevented from so doing by cause or causes beyond Landlord's or Tenant's, as the case may be, reasonable control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material or services through Acts of God (force majeure) provided:

            (a) Nothing contained in this Article 32 or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of any sums of money required hereunder, or any delay in the cure of any default which may be cured by the payment of money;

            (b) Neither Landlord nor the Tenant shall be entitled to rely upon this Article 32 unless it shall advise the other in writing of the existence of any force majeure event preventing the performance of any obligation of the Landlord or the Tenant, as the case may be, within five (5) days after the commencement of the force majeure; and

            (c) No reliance by the Tenant or the Landlord upon this Paragraph 32 shall limit or restrict in any way the Landlord's or Tenant's, as applicable, right to self-help as provided in this Lease.

            (d) Landlord and Tenant shall each use commercially reasonable efforts to alleviate or curtail any force majeure occurrence.

                           ARTICLE 33 EXTENSION OPTION

      33.1 At the expiration of the original term hereof, if this Lease shall be in full force and effect and if the Tenant shall not be in default (beyond any applicable notice and grace period) of any of the terms, conditions, covenants and provisions hereof, at the time of exercise of the option and as of the commencement of the applicable extended term, Tenant shall have the right to extend the term of this Lease for three (3) additional terms of five (5) years, provided that it gives Landlord at least twelve (12) months' advance written notice of its exercise of each such extended term option, time being of the essence. The Fixed Rent (as described in Section 4 of this Lease) to be paid by Tenant during such extended term shall be payable at the rates and in the amounts set forth on Exhibit B. The Fixed Rent during such extended term shall be paid at the times and in the manner provided in the Lease for payment of Fixed Rent, but in the amount set forth on Exhibit B. Tenant occupancy during such extended term shall be governed by all of the other terms, conditions, covenants and provisions of this Lease, including, with respect to payment of Additional Rent, and except as expressly otherwise provided in this Article, and as this Lease shall have hereafter been amended, if at all.

                           ARTICLE 34 SECURITY DEPOSIT

      34.1 Tenant shall deposit with Landlord upon execution of this Lease the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00), as a deposit toward the total amount of the Security Deposit to be delivered to Landlord and which Landlord shall be entitled to continue to hold as security for the faithful performance and observance by Tenant of the terms, provisions, and conditions of this Lease. The total amount of the Security Deposit to be delivered to Landlord shall be determined and deposited with Landlord as of the Rent Commencement Date. The amount of the Security Deposit is to be a function of the amount of the Allowance utilized by Tenant. In the event Tenant utilizes the entirety of the $30.00 per square foot Allowance, the amount of the Security Deposit shall be One Million and 00/100 Dollars ($1,000,000.00) and if Tenant does not use any of the Allowance, the amount of the Security Deposit shall be Two Hundred Thousand and 00/100 Dollars ($200,000.00). If Tenant uses part of the Allowance, the amount of the Security Deposit will be equal to the product of (i) the percentage of the $30.00 per square foot Allowance used by Tenant times (ii) $ 1,000,000.00, but in no event will the amount of the Security Deposit be less than $200,000.00. (For example, if Tenant uses $20.00 per square foot, then the Security Deposit shall be equal to (i) $20 / $30 (or 66.67) times
(ii) $1,000,000.00, or $666,666.67). As of the Rent Commencement Date, Landlord and Tenant shall apply the $200,000.00 deposit toward the total amount of the Security Deposit and Tenant shall, within 5 Business Days, deliver any amount necessary to equal the total amount of the Security Deposit. In lieu of cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit. (the "Letter of Credit") for all or a portion of such amount. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have an office in New Haven, Connecticut; (ii) having a term which shall have an expiration date not sooner than 60 days after the Expiration Date (and, if the Term is extended in accordance with the terms hereof, an expiration date 60 days after the expiration of each extended period), however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called evergreen clause"; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to pay Fixed Rent and/or Additional Rent when due or otherwise perform its obligations under this Lease and (iv) be otherwise on terms and conditions satisfactory to Landlord. It is agreed that in the event Tenant defaults beyond any applicable notice and cure period in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, the payment of Fixed Rent and Additional Rent, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required for the payment of any Fixed Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default (beyond applicable notice and cure periods) in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this Lease, the Letter of Credit and/or funds on deposit with Landlord shall be returned to Tenant within 60 days after the Expiration Date (as if may be extended) and after delivery of entire possession of the Premises to Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord draws upon the Letter of Credit or on funds on deposit as the Security Deposit, Tenant shall provide a new irrevocable letter of credit (on the terms set forth above) or with cash in the amount of the amount so drawn within seven (7) days after Landlord notifies Tenant of the draw or withdrawal so that at all times the total amount of Letters of Credit and/or funds in the account held by Landlord shall be equal to the aggregate Security Deposit. If the amount of the Security Deposit exceeds, $200,000.00 then, provided that Tenant is not in default, beyond any applicable notice and grace period, of its obligations under this Lease at any time during each applicable Lease Year, then commencing on the expiration of the fifth Lease Year and at the end of each Lease Year thereafter, the amount of the Security Deposit shall be reduced by $200,000.00, but in no event will the Security Deposit be reduced below $200,000.00.

      34.2 In the event of a sale of the Building or leasing of the Building, or of the portion of the Building in which the Premises are located, Landlord shall have the right to transfer the Security Deposit to the vendee or Lessee and Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit, and Tenant agrees to look solely to the new landlord for the return of the Security Deposit, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord.

                           ARTICLE 35 LANDLORD DEFAULT

      35.1 In the event Landlord shall (i) file or have filed against it a petition or case under any section or chapter of the United States Bankruptcy Code, as amended, or any similar law or statute of the United States or any state and such petition or case is not discharged within 90 days or (ii) default in the observance or performance of any term, covenant, or condition of this Lease on Landlord's part to be observed and performed, beyond any applicable notice or grace period, Tenant may pursue such rights and remedies as are available to it in law or in equity.

                              ARTICLE 36 EXPANSION

      36.1 Attached hereto as Exhibit H is a preliminary plan to outline expansion possibilities that the Landlord may make available to Tenant. The ability of Landlord to make any expansion space available to Tenant is subject to, among other things (i) Tenant not being in default (beyond applicable notice or cure period(s) of its obligations under this Lease and (ii) Landlord's ability to obtain (y) all necessary permits and approvals and (z) financing. If any expansion option is pursued, the parties shall, in good faith, negotiate an amendment of the terms of this Lease (including the amount of Fixed Rent and Additional Rent payable by Tenant) to apply to the expansion area, and Landlord shall, in good faith, seek the financing necessary to accomplish the expansion.

      Plan A shows a possible expansion of the Building in an area located at the southeast corner of the Building. Tenant shall have the exclusive right, during the initial Term of the Lease (but not during an extension term of the Lease Term), to request that Landlord pursue this expansion alternative.

      Plan B shows a possible expansion along the western side of the Building. Tenant shall have the right during the Initial Term (but not during any extension term) to request that Landlord pursue this expansion alternative.

      If the parties are unable to agree on the terms under which Landlord would provide expansion space to Tenant, then Landlord shall be under no obligation to pursue an expansion. Furthermore, Landlord's inability to expand the Building under Plan A or Plan B, shall not constitute a default by Landlord under this Lease.

      The exclusive nature of the Tenant's right, as described above with regard to Plan A, in this Article 36, means that Landlord will take not action as to the Land or Building during the initial Term that would preclude Tenant from seeking the full benefit of the expansion option available to it under Plan A.

      The expansion rights set forth above are personal to Tenant and to any assignee that is a Related Entity (as set forth in Article 19 of this Lease) and shall automatically terminate and become null, void and of no force and effect upon the earlier to occur of (i) the expiration or termination of the Lease by Landlord or pursuant to Law; (ii) the termination or surrender of Tenant's right of possession to the Premises; (iii) the assignment of this Lease by Tenant;
(iv) the sublease by Tenant of more than 50% of the rentable area of the Premises, which sublease(s) have expiration dates within six months of the termination date or expiration date of this Lease; (v) the failure of Tenant to timely and/or properly exercise the option set forth above.

      Subject to the requirements of law, including the obtaining of necessary permits and approvals from applicable Governmental Authorities, and the restrictions and conditions set forth in the declarations attached hereto as Exhibit M, the parties shall negotiate in good faith to arrive at a design, choice of materials, and specifications for the expansion area that will, substantially, meet the needs of Tenant.

              ARTICLE 37 RIGHT OF FIRST OFFER FOR THE ARCH PREMISES

      37.1 In the event that at any time during the Term of this Lease, as it may be extended, the Premises shown on Exhibit A as the Arch Chemical Premises becomes or is to become available for rental and Landlord wishes to lease such space to any person other than the then current occupant(s) thereof (if any), and, in the further event, that Tenant is not then in default (beyond any applicable grace or notice period) of its obligations to Landlord under this Lease, Landlord shall, before entering into a Lease for all or any portion of such space, make a written offer to lease the same to Tenant ("Landlord's Offer") stating the Rent and Additional Rent that Landlord will accept and all other material terms and conditions on which it would be willing to lease such space to Tenant. If within twenty (20) business days after receipt of Landlord's Offer, Tenant agrees in writing to lease such space, Landlord and Tenant will use commercially reasonable efforts to execute a lease or an amendment to this Lease for such space within forty-five (45) business days after Landlord's receipt of Tenant's notice of its election. If such notice of acceptance by Tenant is not so given, the Landlord shall be free to lease such space to a third party at an effective rent (which shall include Base Rent, Additional Rent and other monetary considerations) not substantially more favorable to said third party (i.e., Landlord shall not offer an effective rent that is less than 95% of the effective rent offered to Tenant) than that set forth in Landlord's Offer. In any case in which Tenant shall waive said right or if Tenant shall have failed to timely exercise such right, then Tenant shall, on request of Landlord, execute and deliver in recordable form an instrument indicating such waiver or expiration, which instrument shall be conclusive in favor of all persons relying thereon in good faith. This Right of First Offer is personal to the named Tenant and to any assignee that is a Related Entity (as set forth in Article 19 of this Lease) and shall automatically terminate and become null, void and of no force and effect upon the earlier to occur of (i) the expiration or termination of this Lease by Landlord or pursuant to Law: (ii) the termination or surrender of Tenant's right to possession of the Premises; (iii) the assignment of this Lease by Tenant (to other than a Related Entity); (iv) the sublease by Tenant of more than 50% of the rentable area of the Premises, which sublease(s) have expiration dates within six months of the Termination Date or Expiration Date of this Lease (to other than a Related Entity) ; or (v) the failure of Tenant to timely and properly exercise its rights under this provision.

           ARTICLE 38 RIGHT OF FIRST OFFER AS TO THE LAND AND BUILDING

      38.1 In the event that Landlord shall decide to sell the Land and the Building, provided that (i) this Lease is in full force and effect and (ii) Tenant is not then in default (beyond any applicable grace or notice period), then the Landlord shall negotiate in good faith with the Tenant (to the exclusion of others), for up to thirty (30) business days from the date of written notice of Landlord's intent to sell, for the sale of the Land and Building to Tenant, provided, however, Landlord shall have no liability to the Tenant, nor shall the Tenant's obligations under this Lease be in any way affected, in the event that the Landlord and Tenant do not agree on terms for a sale of the Land and Building to the Tenant, for any reason. In any case in which Landlord and Tenant do not agree on terms for the sale of the Land and Building to Tenant, within such thirty (30) business day period, then Tenant shall, on request of Landlord, execute and deliver in recordable form an instrument indicating such failure or inability, which instrument shall be conclusive in favor of all persons relying thereon in good faith. This right of first offer is personal to the named Tenant and to any assignee that is a Related Entity (as set forth in Article 19 of this Lease) and shall automatically terminate and become null, void and of no force and effect upon the earlier to occur of (i) the expiration or termination of this Lease by Landlord or pursuant to any Law; (ii) the termination or surrender of Tenant's right to possession of the Premises; (iii) the assignment of this Lease by Tenant (to other than a Related Entity); (iv) the sublease by Tenant of more than 50% of the rentable area of the Premises, which sublease(s) shall have expiration dates within six months of the

Expiration Date of this Lease (to other than a Related Entity); or (v) the failure of Tenant to timely and properly exercise its rights under this provisions.

              ARTICLE 39 TENANT'S CONTRACTORS AND SERVICE PROVIDERS

      39.1 Tenant may, in the exercise of its commercially reasonable judgment, enter into contracts with service providers. For example, Tenant may enter into contracts with a caterer to service the cafeteria located within the Premises, a security firm and/or a janitorial firm to provide services to the Premises. Tenant shall, from time to time, give notice to Landlord of the name and address of the contractors or the service providers and such other information as Landlord may reasonably request. Landlord and Tenant agree that in the event Landlord elects to retain a security firm to provide security to the common areas of the Building, that Landlord and Tenant shall cooperate and coordinate in the delivery of security services to the common areas of the Building and to the Premises.

(Signature page to follow).

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

Signed, Sealed, and Delivered         LANDLORD:
in the Presence of:
                                      WE KNOTTER, L.L.C.
________________________              By: Winstanley Enterprises, LLC
                                          Its Manager

________________________              By: _________________________

                                          Its

                                      TENANT:

                                      ALEXION PHARMACEUTICALS, INC.
________________________

                               By: ____________________________

________________________                  Its

                                   EXHIBIT A

                              [Floor Plan Omitted]

SCHEME AA
350 Knotter Road, Cheshire, CT
AREA SUMMARY

Date: December 15, 1999
Project No.: 99591

==========================================
SUMMARY:
------------------------------------------
Rentable Area                      133,939
------------------------------------------
Common Area                         12,900
------------------------------------------
Usable Area                        121,039
------------------------------------------
R/U Ratio                            1.107
==========================================

================================================================================
SUMMARY:                            USF                                  RSF
Tenants                                                                USFxR/U
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Arch Chemical                    47,036                                 52,049
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Alexion                          74,003                                 81,890
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                           121,039                                133,939
================================================================================

                                    EXHIBIT B

                              ANNUAL RENT SCHEDULE

      Annual Rent Schedule:

1. For the first 4 months of the Term, no Fixed or Additional Rent shall be payable (other than utilities as may be payable under Article 11).

2. For the fifth and sixth months of the Term, no Fixed Rent will be payable, but Tenant shall pay its Pro Rata Percentage of Real Estate Taxes and Operating Expenses. Utility expenses shall be payable in accordance with the provisions of Article 11.

3. For the remainder of the initial Term and, for each Extended Term, if exercised, Fixed Rent will be payable at the following amounts for the applicable periods.

                              Annual Rate                       Annual Fixed          Monthly Fixed
Period                        Per Square Foot                   Rent                  Rent
------                        ---------------                   ----                  ----
Months 7-24                   $11.75                            $962,207.50           $80,183.96

Months 25-60                  $12.50                            $1,023,625.00         $85,302.08

Months 61-96                  $13.25                            $1,085,042.50         $90,420.21

Months 97 - Scheduled
Expiration Date               $14.00                            $1,146,460.00         $95,538.33

First Extended Term
The greater of                (i) $15.00 or (ii) the            (to be determined)    (to be determined)
                              fair market rental value
                              (as determined in accordance
                              with the provisions set
                              forth below)

Second Extended Term
The greater of                (i) $16.00 or (ii) the            (to be determined)    (to be determined)
                              fair market rental value
                              (as determined in accordance
                              with the provisions set
                              forth below)

Third Extended Term
The greater of                (i) $19.00 or (ii) the            (to be determined)    (to be determined)
                              fair market rental value
                              (as determined in accordance
                              with the provisions set
                              forth below)

      To the extent Tenant utilizes all or any portion of the Allowance, then the Fixed Rent amounts set forth above for the initial Term shall be increased to include the amortized Allowance amount (including interest) and Landlord and Tenant will execute an amendment to this Lease to reflect the increased Fixed Rent payable by Tenant.

      Tenant's Pro-Rata Percentage is 61.14% (calculated on the basis of the rentable square footage of the Premises at 81,890 square feet and the total rentable area of the Building of 133,939 square feet).

      The Term Fair Market Rental Value shall mean the fair market rental of similar buildings, housing bio-technical or bio-chemical research uses, of similar age, size and location as the Premises within the New Haven County area (but without regard to the value of Tenant's Property). If Landlord and Tenant are unable to agree on such Fair Market Rental Value they shall each choose an MAI appraiser having at least 10 years experience in appraising such similar buildings. If the two appraisers cannot agree on a Fair Market Rental, they shall together choose a third similarly qualified appraiser, whose appraisal of the Fair Market Rental shall be final and binding upon Landlord and Tenant and may be entered by either party as a final judgement in any court of competent jurisdiction. Landlord and Tenant shall each bear the cost of their chosen appraiser and shall share equally the cost of any third appraiser chosen. The Fixed Rent during each such extended term shall be paid at the times and in the manner provided in the Lease for the payment of Fixed Rent, but in an amount as calculated as provided in this Exhibit.

                                    EXHIBIT C

                Alexion Pharmaceuticals, Inc. Chemical Inventory
                               (Subject to Change)
A

Amyl Acetate
Accuclot
Albmumin Human Essentially Fatty Acid Free
2-Aminoethylisothiouronium Bromide Hydrobromide
2-4-Dinitrophenylhydrazine
2-Chloroethanol
2-Mercaptoethanol Electrophoresis Reagent
2-Mercaptoethylamine Hydrochloride
2-mercaptoethanol molecualr biology reagent
A-Naphthyl Acetate
3-Isobutyl-1-Methylxanthine
5,5' dithio-bis(2-nitrobenzoic acid),dtnb
5-Cholomethylfluorescein Diacetate
5-sulfosalicylic acid dihyrdrate
7-amino-4-chloromethylcoumarin (cell tracker Blue CMAC)
8-chloromethyl-4,4-difluoro-1,3,5,7-tetramethyl-4-bora-3a, 4a-diaza-s-indacene
8-azaguanine(50X) Hybri-MAx gamma-irradiated
ABC Dry chemical
Acetic Acid, Glacial
acetonitrile
Acetonitrile Ace reagent
Acrylamide/Bis-Acrylamide 19 : 1 ratio
Acrylamide
actinomycin d from from streptomyces species adenosine 5'-triphosphate disodium a-galactosidase from escherichia coli agarose conjugated anti-phosphotyrosine (monoclonal lgG2bk), mouse alchohol, usp aluminum ammonium sulfate dodecahydrate americleasr tissue-clearing solvent aminopterin, (50x) hybri-max gamma-irradiated ammonium acetate, anhydrous acs reagent ammonium chloride ammonium persulfate ammonium bromide, 99+%, a.c.s. reagent ammonium sulfate grade I apo-transferrin human quidel assay kit - a006 ammonium sulfamate amorphous sodium/calcium borosilicate glass ampicillin sodium crystalline antibody sensitized she ep erythrocytes

A (cont')

anti chicken egg albumin (ovalbumin) developed in rabbit delipidized, whole serum antifoam a emulsion anti-human fyn (p59 fyn) protien (whole serum), rabbit anti-human 1 ck kinase (ct), rabbit anti-mouse lgg (fc specific) developed in goat affinity isolated antigen specific antibody absorbed with human lgg anti-phosphotyrosine (monoclonal lgG2bk), mouse anti-rat lgg (whole molecule) developed in rabbit lgg aptt-fsl reagent aprotinin from bovine lung anti-rabbit lgg-agaroso (whole molecule) developed in goat solid phase second antibody autoradiography enhancer

B

BCA
barbital sodium--dea schedule IV item
barium sulfate
benzamidine hydrochloride hydrate
b-galactosidase grade VIII from escherichia coli b-glucuronidase from mollusk type h-2 blue dextran mol.wt.2,000,O0O b-nicotinamide adenine di nucleotide phosphate reduced formtrasodium boric acid acs reagent boric acid sigma grade boric acid molecular biology reagent
5-bromo-2'-deoxyuridine sigma grade
n-butane
n-butyric acid, sodium

F

Cacodylic acid sodium cryst
cacodylic acid, sodium salt hydrate 98%
calcium chloride anhydrus
carbenicillin disodium
carbon-14
carboxy-sulfrom bonded silica gel
catechol crystalline

C (cont')

celestine blue
cellufine GCL-25
cell tracker orange
cellufine GCL-90
cesium chloride molecualr biology reagent chloramphenicol cyrstalline chloroform chloroform ACS grade chloroform molecular biology reagent chloroquine disphosate crystalline cholesterol cell culture tested chromium-51 coagulation control level I coagulation control level II coagulation control level III cobalt(II) bromide, 99% cobalt chloride hexahydrate acs reagent cobalt(II) bromide, 99% collagenase p collagenase type v colloidal gold and colloidal silver labeled proteins, enzymes & ligand complement component C1Q from human serum complement component C1Q deficient serum from human plasma lyophilized complement factor B deficient serum human complement C2 deficient serum human complement serum, standard human frozen complement C5 deficient serum human complement C5A human, recombinant complement c8 deficient serum human conanavalin a-sepharose 4b concanavalin a type iv copper(II) sulfate pentahydrate, 99.999% cretine phosphokinase type I from rabbit muscle gram crystal violet solution cupric chloride hydrate cupric sulfate pentahydrate acs reagent cycloheximide from streptomyces griseus crystal ponceau 6R cytidine, 99%

D

deae-sephacel anion exchanger
dehydrated alcohol usp
deoxyribonuclease I type II-s from bovine pancreas deoxycytidine-5'-Triphosphate, [alpha-32P] deoxycholic acid sodium dextran mol. wt. 500,000 dextrose, anyhdrous dextrin type i dcomts disodium phosphate diethyl pyrocarbonate diluent kit for pkh26-gl or pkh95 dimethyl pimelmidate dihydrochloride dimethyl sulfoxide acs regent n,n dimethylformamide acs reagent dl-dithiottreitol electrophoresis reagent dithiothreitol (DTT)
5,5-dithio-bis (2-nitrobenzoic acid)
dot-e 7891

E

ecl western blotting detec.reagents (contains 2X250ml) formula:N/A ecolume embedding medium, infiltration medium enolase from bakers yeast endotheial cell growth supplement from bovine pituitary glands en3hance(tm) spray enterokinase from porcine intestine environmentally hazardous substances, colid, n.o.s., cobalt (II) bromide eosin
(-)-epinephrine (+)-bitartrate
ethidium bromide
enhance spray for surface autoradiography ethanol ether, 99.9%, HPLC Grade, Inhibitor-free ethyl alcohol 200 proof usp ethidium bromide tablets 100mg per tablet molecular biology reagent ethylenediaminetetraacetic acid disodium dihydrate ethylenediaminetetraacetic acid tetrasodium ethyl alcohol 200 proof usp ethylene glycol monomethyl ether evans blue

F

fixative
"44" flux cored solder
factor IX deficient plasma
fast green fcf
fast red violet lb salt
ferrous sulfate heptahydrate 99+%
fluorescein
folin & ciocalteu's phenol reagent
formaldeyde
formalin solution, neutral buffered
formamide
forskolin from coleus forskohl II

G

geneticin disulfate
glutaraldehyde grade I
glutaraldehyde grade II
glutaric dialdehyde, 50wt, % solution in water glutathione oxidized form free acid sigmaultra glycerol acs reagent glycerol, molecular biology reagent glyoxal, 40wt. %solution in water goat anti-human igg (fc specific) agarose, affinity isolated anitbody goat anti-human igm (mu chain specific) isolated antibody, antibody absorbed with mouse and rat igg
guanidine thiocyanate
guanidine thiocyante molecular biology

H

harris hematoxylin
l-cysteine hydrochloride anhydrous
hat media supplement (50x) hybri-max gamma irradiated hazorb-universal hematoxylin heptanoic acid heparin sodium cell culture tested heparin sodium grade I-A from porcine intestinal mucosa ketamine hydrochloride hexadecyltrimethylammonium bromide hexadecyltrimethylammonium bromide flukabrand

H (cont')

hexadimethrine bromide
hexanes
histamine DI-hcl
hoechst 33258 (bisbenzimide)
human serum gamma-globulin free
hydrochloric acid
hydrochloric acid solution 1.on
hydrogen-3
hydrogen peroxide 3% (W/W) solution
hydrogen peroxide 30% (W/W) solution
hydroxylamine hacl grade I
hygromycin B
ethanolamine free base
hygromycin B hydrochloride from streptomyces hygroscopicus cell culture tested

I

iminodiacetic acid-epoxy activated sepharose 6B fast flow iminodiacetic acid free acid imidazole apporx. 99% injection solution indomethcin crystalline insulin chain A. oxidized from bovine insulin ammonium insulin chain A. oxidized from bovine insulin free acid insulin from bovine pancreas insulin-transferrin sodium selenite media supplement gamma-irradiated cell culture tested\ invertase grade VII invitrogen iodine-125 iodoacetamjide crystalline iodo (1-14c) acetamide / monoiodacetamide isobutane isopropanol molecular biology reagent isopropyl b-d-thiagalactopyranoside isopropyl alcohol isopropyl alcohol and water

K

kanamycin monosulfate from streptomyces

L

l-isokeucine
lactic dehydrogenase kit
lauryl sulfate sodium
lectin from bandieraea simplicifolia bs-l isolectin B4 lectin from canavalia ensiformis typeiv-s gamma - irradiated lectin from canavalia ensiformis typeiv-s sterile filtered cell culture tested lectin from phaseolus vulgaris leucoagglutinin pha-I lectin from phaseolus vulgaris leucoagglutinin pha-I cell culture tested lectin from phytolacca lectin from phytolacca americana sterile filtered leupeptin hemisulfate from microbial source l-leucine sigma grade linoleic acid free acid approx. 99% lipopolysaccharide chromatographically purified from salmonella abortus equi phenolic extract lipipolysaccharide from E.coli 0111:84 cell culture tested lipopolysaccharide from escherichia coli serotype 0127:B8 phenol extract lithium acetate dihydrate lithium chloride anhydrous commercial grade lithium sulfate l-tryptophan sigam grade l-lysine monohydrochloride, 99+% lysozyme egg white for sds gel electrophoresis lysozyme grade I from chicken egg white

M

magnesium chloride, 6-hydrate, crystal
majestic staunless stell protective polish (aerosol) manganese chloride tetrahydrate menadione sodium bosulfate cell culture tested mallinckrodt matrex cellufine sulfate magnesium sulfate, 7-hydrate matrex cellufine GCL-25 tmb substratre soluition maleic anhydride martius yellow sodium monohydrate
2-mercaptoethanol cell culture tested
2-mercaptoethanol
tmb substrate solution
methanol absolute
methanol spectrophotometric grade
methyl isobutyl ketone
methyl sulfoxide, anyhydrous, 99+%
methylene blue trihydrate
2-methylnaphthalene (BETA)
N,N-Methylene-Bix-Acrylamide
mineral oil light white oil
mineral spirits regular
mitomycin c from streptomyces caespitosus molybdic acid sodium dihydrate mops free acid monoclonal anti-alpha-smooth muscle actin, clone 1A4 myelin basic protein from bovine brain mycophenolic acid from penicillium brevi-compactum

N

2-naphthalenesulfonic acid, sodium salt, tech., 90% naphthol as-bi butyrate naphthol as-d chloroacetate nnaphthol as phospate sodium naphthol as-mx phosphate free acid naphthol blue black naphthol green b.1% in 1% acetic acid neomycin sulfate n-1-naphthylethylenediamine di hcl culk na-p-tosyl-l-lysine chloromethyl ketone hydrochloride n-butanol neuraminidase type x from clostridium perfringes neuraminidase from clostridium perfringes aseptically filled neutral red cell culture tested n-heptane nickel chloride hexahydrate nitrate reductase (nad(p)h) from aspergillus species nitric acid, fuming, 90% nitro blue tetrazolium 10mg tablets n-lauroylsarcosine free acid n-lauroylsarcosine sodium nbt(nitrotetrazolium blue chloride) n,n dimethylformaamide n-lauroylsarcosine sodium n-octyl b-d-glucopyranoside n-tosyl-l-phenylanalnine chlromethyl ketone nonidet p-40 nitro blue tetrazollum grade III crystalline nutridoma sp

O

o-dianisidine dihydrochloride 10 mg tablets o-dianisidine dihydrochloride oleic acid free acid approx. 99% orange G sodium owren's buffer oxalic acid

P

potassium sulfate acs reagent granular
palmitic acid free acid sigma grade
pararosaniline chloride
pararosaniline base
penicillin-g sodium
penicillin-streptomycin solution
phenylmethylsulfonyl fluoride
polyvinylpyrrolidone molecular biology reagent polyethyleneimine bonded silica gel o-phenylenediamine tablets o-phenylenediamine dihydrochloride o-phenylenediamine free base povidone solution, u.s.p.
paraformaldehyde
pentanesulfonate, sodium salt
pepstatin A
periodic acid (hydrate)
phenol/chloroform
phenol molecfular biology reagent
phenylhydrazine hydrochloride
p-phenylenediamine free base
phenylhydrazine hydrochloride
phorbol 12-myristate 13-acetate
phosphate-citrate buffer with sodium perborate capsules phosphatase alkaline type XXIV from human placenta phosphoric acid phosphoric acid 85% certified phosphorus-32 phosphotungstic acid free acid cyrstalline pkh26 linker for red fluorescent cell labeling pkh26 red fluorescent cell linker kit for general membrane labeling poly(ethylene glycol), average m.w. 2000 poly-l-lysine hydrobromide mol wt greater than 300000
poly-l-lysine hydrobromide mol wt 70000-150000

P (cont')

polyethlenimine, high molecular weight, 50wt.% solution in water ponceau s solution 0.1% ponceau s (m/v) ponceau s solution, 2% ponceau s (w/v) ponceau S sodium practical grade potassium chloride potassium ferricyanide acs reagent potassium ferrocyanide trihydrate acs reagent protein g-sepharose 4 fast flow potassium phosphate, dibasic potassium phosphate, monobasic promega pronectin f propane propidium iodine prostaglandin e1 protein a sepharose 4 fast flow proteinase k from tritrachium album molecular biolgy reagent

R

rat igg technical grade from serum
reagent kit for sequencing w/sequenase(R) and 7 deaza-dgtp restriction endoclease dsa i restriction endoclease swa i ribonuclease t1 from aspergillus drze, lypholized ribonuclease a type iii-a from bovine pancreas ribonuclease A typei-as from bovine pancreas rifampicin cyrstalline roccal (r) ii-10% rpmi-1640 medium with 1-glutamine w/o phenol red or sodium bicarbonate rpn 2106 rpn226

S

s-(2-aminoethyl) isothiouronium bromide hydrobromide, 99% sera. complement human sera human frozen liquid sigmacote sigma enzyme control 2-e

S (cont')

silane coated microscopes
silicone rubber compound
silica
sliver stain plus kit
silver nitrate
silver nitrate, 99.998%
silver nitrate cyrstalline
silver stain "daiichi"
silver, wire, 0.1 mm diam., 99.9%
2d silver stain "daiichi" II
sodium acetate molecular biology reagent sodium actate trihydrate acs reagent sodium azide sodium borate decahydrate acs reagent sodium cyanoborohydride sodium carbonate anydrous acs reagent soidum chloride sigma grade sodium chloride soidum chloride sigma grade sodium fluoride crystalline sodium hydroxide pellets acs reagent sodium iodate sodium iodine anyhydrous sodium m-periodate acs reagent sodium nitrate sodium nitrite crystalline sodium nitroprusside dihydrate sodium orthovanadate sodium phosphate dibasic, anydrous acs sodium phosphate dibasic heptahydrate acs reagent sodium phosphate, dibasic, 12-hydrate sodium pyrophosphate decahydrate acs reagent sodium sulfute anhydrous sodium tetrathionate, dihydrate sodium thiosulfate pentahydrate sodium thiocyanate streptomycin sulfate sulfanilmaide sulfo-nhs-biotin sulphur-35 s/p brand xylene staphylococcal enterotoxin b from staphylococcus aureus

T

taurine synthetic
tetracycline hydrochloride cyrstalline
tetramethylammonium chloride, 97%
2,6,10,14-tetramwthylpentadaecane
3,3',5,5'-tetramethylbenzidine free base theophyilline crystalline anhydrous thiamine hydrochloride thrombin from human plasma thrombin from human plasma thymide cell culture tested thymidine, [methyl-3H] thymol crystalline toluene
(2S,3S)-trans-epoxysuccinyl-l-leucylamido-3-methylbutane
apo-transferrin human
tributyl phosphate, 99+%
trichloroacetic acid crystalline
triethlyamine
triethanolamine free base
trifluoracetic acid
trifluoracetic acid protein sequencing
2,3,5-triphenyltetrazolium chloride
trypsin
trypsin inhibitor type II-s
trypsin1:250 from porcine pancreas gamma-irradiated cell culture tested tungstic acid sodium dihydrate
1,1,2-trichloro-1,2,2-trifluoroethane
triton X-114
triton X-114, reduced
tris hydrochloride
trizma base reagent grade
trizma hydrochloride reagent grade
trizma base reagent grade
trizma hydrochloride reagent grade
trizma hydrochloride sigmaultra
tunicamyucin from a streptomyces species tween 80

U

urea
urea cell culture tested
urease type iii from jack beans

V

vesphene II se

W

wright giemsa fucillo

X

xanthine sodium cell culture tested
xiazine hydrochloride
xylene
xylene cyanole ff, dye content: approx 75%

z

zinc chloride
zinc chloride, 99.999%
zinc sulfate heptahydrate
zymosan a from saccharomyces cerevisiae

                                    EXHIBIT D
                                   WORK LETTER

      This Exhibit is attached to and made a part of the Lease and is entered into as of the __ day of ________________, 2000 by and between WE KNOTTER, L.L.C., a Delaware limited liability company ("Landlord") and ALEXION PHARMACEUTICALS, INC. ("Tenant") for space in the Building located at 350 Knotter Drive, Cheshire, Connecticut.

1.    Alterations and Allowance.

      A. Tenant, following the delivery of the Premises by Landlord and the full and final execution and delivery of this Lease and all prepaid rental and security deposits required hereunder, shall have the right to perform alterations and improvements in the Premises (the "Initial Alterations"). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article 9 of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations. Tenant shall be responsible for obtaining all necessary permits and approvals in connection with the performance and completion of the Initial Alterations and for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. In the event Tenant does not use Landlord's electrical, mechanical and roofing consultants then, Landlord's engineer and/contractor, at Tenant's expense, shall review and approve the plans and specifications as well as the work performed by Tenant's consultants and contractors.

      B. Provided Tenant is not in default, Landlord agrees to contribute an amount not to exceed the product of $30 times the rentable square footage of the Premises, or $2,456,700.00, (such amount, "Allowance") toward the cost of performing the Initial Alterations in preparation of Tenant's occupancy of the Premises. Tenant is not obligated to accept or utilize the Allowance. The Allowance shall be repaid with interest at the rate of 11% per annum at the times and in the manner set forth in the Lease. The Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Initial Alterations and for hard costs in connection with the Initial Alterations. The Allowance, less a 7.5% retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performs the Initial Alterations, in periodic disbursements within thirty (30) days after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form if AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein;
            (ii) a certification from an AIA architect substantially in the form of the Architect's Certificate for Payment which is located on AIA Document G-702, Application and Certificate of Payment; (iii) Contractor's, subcontractor's and material supplier's waivers and/or subordinations of liens and certificates of payment which shall cover all Initial Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the State of Connecticut, together with all such invoices, contracts, or other supporting data as Landlord or Landlord's Mortgagee may reasonably require; (iv) a cost breakdown for each trade or subcontractor performing the Initial Alterations; (v) plans and specifications for the Initial Alterations, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; (vi) copies of all construction contracts for the Initial Alterations, together with copies of all change orders, if any; and
            (vii) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Initial Alterations. Upon completion of the Initial Alterations, and prior to final disbursement of the Allowance, Tenant shall furnish Landlord with: (1) general contractor and architect's completion affidavits, (2) full and final waivers and/or subordinations of lien and certificates of full payment, (3) receipted bills covering all labor and materials expended and used,
            (4) as-built plans of the Initial Alterations, (5) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances, and (6) a copy of the permanent or temporary certificate of occupancy for the Premises. In no event shall Landlord be required to disburse the Allowance more than one time per month. If the estimated cost of the Initial Alterations exceed the Allowance, Tenant shall be entitled to the Allowance in accordance with the terms hereof, but each individual disbursement of the Allowance shall be disbursed in the proportion that the Allowance bears to the total cost for the Initial Alterations, less the 7.5% retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured.

      C. In no event shall the Allowance be used for the purchase of moveable equipment, furniture or other items of personal property of Tenant. In the event Tenant does not properly submit a request for payment of the entire Allowance to Landlord in accordance with the provisions of this Exhibit D on or before the expiration of the 6 month of the Lease Term, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.

      D. Except with respect to the Substantial Completion of Landlord's Work, to be performed pursuant to Exhibit G, Tenant agrees to accept the Premises in its "as-is" condition and configuration, it being agreed that Landlord shall not be required to perform any work other than Landlord's Work or, except as provided above with respect to the Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.

      E. This Exhibit shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

WITNESS/ATTEST:                         LANDLORD:

                                        WE KNOTTER, L.L.C.
                                        Delaware limited liability company

                                        By: Winstanley Enterprises, LLC
                                        its general partner


______________________________          By:    ______________________________

Name (print):_________________          Name:  ______________________________

______________________________          Title: ______________________________

Name (print):_________________


WITNESS/ATTEST:                         TENANT:

                                        ALEXION PHARMACEUTICALS, INC.

______________________________          By:    ______________________________

Name (print):_________________          Name:  ______________________________

______________________________          Title: ______________________________

Name (print):_________________]

                                    EXHIBIT E

                                 LANDLORD'S WORK

      In order to induce Tenant to enter into the Lease to which this Exhibit is attached and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

      1. LANDLORD'S WORK.

      Reference herein to "Landlord's Work" shall mean the following work to be done by Landlord at the Building: (i) installation of a new roof; (ii) repaying and restriping of the existing parking lot, (iii) repair, or if Landlord determines it to be necessary, replacement of the existing heating, ventilation and air conditioning units servicing the Premises and installation of energy management systems; (iv) construction of a common entrance to the Building in the area shown on the Plan; (v) installation of demising walls between the area of the Premises and the remaining area of the Building in locations shown on the Plan; (vi) separation of utilities to permit, to the extent feasible, separate metering or submetering; (vii) installation or upgrade of fire alarm system improvements to meet current NFPA 101 - Code for Safety to Life Standards (the "Life Safety Code"); (viii) tenant signage (as approved by Landlord and all applicable Governmental Authorities); (ix) clean all supply ductwork; (x) provide for separate lab waste systems between tenants; (xi) develop a separate potable/non-potable water system including all related tie-ins to deliver sufficient potable water for tenant's use at its eyewash and safety shower systems and to the lavoratories and kitchens located in the Premises; (xii) emergency lighting upgrades to meet current Life Safety Code; and (xiii) in the chemical lab areas where Arch is removing Halon Sprinkler Systems, the hook-up or installation of a wet sprinkler system.

      2. PERFORMANCE OF LANDLORD'S WORK.

      Landlord shall use commercially reasonable efforts to complete items (iii) through (xiii) of Landlord's Work during the Arch Move-Out Period and items (i) and (ii) within 6 months thereafter. Landlord shall also use commercially reasonable efforts to promptly repair existing roof leaks where they exist in non-warehouse areas of the Premises.

      3. COMPLETION OF LANDLORD'S WORK.

      Landlord's Work shall be deemed substantially complete when Landlord's construction manager certifies the same has been substantially completed, notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Premises remain to be performed (items normally referred to as "punch list" items). All punch list items shall be agreed upon by Landlord and Tenant and shall be promptly completed by Landlord.

                                    EXHIBIT F

                         NOTICE OF COMMENCEMENT OF LEASE

To:     ___________________________        Date:     __________________________
        ___________________________
        ___________________________

Re:    Lease dated ___________, 20__, between__________________________________,
       Landlord, and ________________________________________, Tenant located at
       ______________________________________________________.

Gentlemen:

      In accordance with the subject Lease, we wish to advise and/or confirm as follows:

      1. That the Tenant has possession of the Premises and acknowledges that under the provisions of the Lease the Term of said Lease shall commence (or has commenced) as of __________ for a Term of __________ ending on___________.

      2. That in accordance with the Lease, Tenant's obligation to pay Fixed Rent commenced or shall commence to accrue on ________________________.

      3. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Tenant's rent check should be made payable to ___________________________________ at _________________________________.

      4. The Landlord has substantially completed the Landlord's Work, in accordance with the Lease, except for punch1ist items and _________________.

ACCEPTED AND AGREED

LANDLORD:                               TENANT:


__________________________              ___________________________

By:_______________________              By:________________________

--------------------------------------------------------------------------------
CHESHIRE ZONING BY-LAWS - ARTICLE III DISTRICT REGULATIONS                Page 1
Munilaw
--------------------------------------------------------------------------------

                                                                       EXHIBIT G

CHESHIRE ZONING BY-LAWS - ARTICLE III DISTRICT REGULATIONS
NEW HAVEN COUNTY
TOWN OF CHESHIRE

                                  ARTICLE III

                              DISTRICT REGULATIONS

SECTION 30 Permitted Uses. "Schedule A, Permitted Uses", is hereby declared to be part of these Regulations. Land and structures in a district shall be used only for one or more of the uses which are specified in Schedule A as being permitted in the district. Uses listed in Schedule A are permitted or prohibited in accordance with the following procedures:

"Y"   means a use permitted as a matter of right.

"P" means a use permitted subject to obtaining a Special Permit from the Planning and Zoning Commission as provided in Section 40.

"S" means a use permitted subject to the administrative Site Plan approval by the Planning and Zoning Commission as provided in Section 41.

"N"   means a use not permitted.

Where two or more permitted uses occupy one lot, the minimum area requirement for that lot shall be calculated by separating the requirements for a residential unit or units from other permitted uses on that lot, as detailed in Schedule A. (1) When located on the same lot as a dwelling unit or units and when conducted by a resident of the property, certain uses are considered accessory to the residential use, and the minimum lot size shall be determined only by the residential use(s), as specified by Section 32, Schedule B, or the lot

(1) Amendment effective December 23, 1975.
(1) Amendment effective October 30, 1981.

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
 ..    Dwellings containing one dwelling unit and not more than two        Y      Y      Y      Y       N     N     N     N     N
      such dwellings per lot provided all requirements of these
      Regulations shall be met for each dwelling unit as though each were on an individual lot.(l)
lA.   Dwellings containing one (1) dwelling unit and not                  P      P      P      P       N     N     N     N     N
      more than two (2) such dwellings per rear lot (as
      regulated by Section 5.5 of the Subdivision
      Regulations) providing all requirements of the
      regulations shall be met for each dwelling unit as
      though each were on an individual rear lot.(6)
---------------------------------------------------------------------------------------------------------------------------------
      Dwellings containing one dwelling unit, and not                     Y      Y      Y      Y       Y     Y     Y     N     N
      more than one such dwelling per lot, occupied by a
      person, together with his family, who is the
      owner, corporate officer, manager, caretaker, or
      janitor of a permitted commercial use on the same
      lot.(2)
---------------------------------------------------------------------------------------------------------------------------------
A.    Dwellings containing one or two dwelling units and not              N      N      N      N       P     P     P     N     N
      more than two dwellings per lot may be permitted in
      commercial zones subject to the following conditions:
      1.    That the areas to be used for residential purposes
            shall meet all the requirements of a residence in
            an R-20 zone and each dwelling unit shall require
            20,000 square feet exclusive from any other use or
            dwelling unit on the lot.(3)
---------------------------------------------------------------------------------------------------------------------------------
     Dwellings containing two dwelling units and not more                 P      P      P      P       N     N     N     N     N
     than two such dwellings per lot provided all
     requirements of these Regulations shall be met for each
     dwelling as though it were on an individual lot and each
     dwelling unit meets the applicable minimum lot area
     requirements.(5)
---------------------------------------------------------------------------------------------------------------------------------
3,4   Amendment effective December 23, 1975
      Amendment effective October 30, 1981
      Amendment effective August 27, 1984
      Amendment effective December 4, 1992
      Amendment effective March 27, 1998.
---------------------------------------------------------------------------------------------------------------------------------


                                     (30-2)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
5.(1) One additional dwelling to be used as an in-law,                    P      P      P      P       P     P     P     P     P
      apartment, including kitchen facilities, may be located
      in the dwelling even if the size of the lot is not large
      enough to fulfill the minimum lot area requirements for
      an additional dwelling unit, and shall be subject to the
      following conditions:

      a.    That the entire dwelling is only to be occupied by
            family members (related by blood, marriage, or
            adoption), and is not to be rented or used for
            income purposes.
      b.    That tile in-law apartment shall be directly
            attached to the existing dwelling or attached to
            the dwelling via an enclosed structure. In
            addition, the in-law apartment shall not exceed a
            maximum floor area of 750 square feet.
      c.    That the in-law apartment shall be accessible to
            the main dwelling unit.
      d.    That the in-law apartment shall utilize the
            dwelling's existing driveway and utility meters.
      e.    That wherever possible the entrance to the in-law
            apartment shall be located to the side or rear of
            the existing dwelling and/or the proposed
            addition.
      f.    That the Special Permit is temporary in that it
            shall expire five (5) years after publication of
            the legal notice of the approval, or at the time
            of sale or transfer of the property, whichever
            comes first. The Planning and Zoning Commission
            may, at the request of the property owner, extend
            the permit for any number of periods, each not
            longer than five (5) years. This may be done by
            providing the Commission with a notarized
            statement verifying that the use of the in-law
            apartment complies with the above requirements.(5)
      g.    If the Special Permit expires, the property
            owner shall at his or her own expense, remove the
            kitchen facilities within sixty (60) days of the
            expiration of the Special Permit.(2)
---------------------------------------------------------------------------------------------------------------------------------
5A.   Plannned Residential Developments provided such                     P      P      P      P       N     N     N     N     N
      development is served by a public sanitary
      sewerage system and a public water supply system
      or a state-approved community water supply system,
      and subject to the provisions of Section 43.
5B.   Planned Residential Developments designed                           N      N      N      P       N     N     N     N     N
      exclusively for occupancy by elderly persons
      provided such development is served by a public
      sanitary sewerage system and a public water supply
      system and subject to the provisions of Section
      43.
---------------------------------------------------------------------------------------------------------------------------------
7.    Planned Residential Developments provided such                      P      P      N      N       N     N     N     N     N
      development is served by a public water supply
      system or a state-approved community water supply
      system and subject to the provisions of Section
      43.
---------------------------------------------------------------------------------------------------------------------------------

(1)   Original Para. 5 Deleted 4/29/76.
(2)   Amendment 9/26/80
(3,4) Amendments 7/1/83
(5)   Amendments 12/22/89 & 10/27/95


                                     (30-3)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
Trailers, motor homes, or mobile homes on the same lot                    P      P      P      P       P     P     P     P     P
with a dwelling containing one dwelling unit and subject
to the following conditions:

a.    There shall be no more than one trailer, motor
      home, or mobile home per lot.
b.    If the trailer, motor home or mobile home is to be
      occupied, its sanitary facilities shall have the
      approval of the Town Health Officer, and it shall
      be occupied by only one family, at least one of
      whom shall be either the owner of the lot or
      related by blood, marriage, or 1egal adoption to a
      member of the family occupying the dwelling unit.
      Such dwelling unit may be one for which a building
      permit has been issued.
c.    The trailer, motor home, or mobile home shall be
      located so as not to be generally visible from the
      street and the surrounding property.
d.    Any approval shall be limited to a period of one
      year and not renewable.
---------------------------------------------------------------------------------------------------------------------------------
Camp trailers, motor homes, boats(1) and pickup coaches,                  Y      Y      Y      Y       Y     Y     Y     Y     Y
unoccupied, not more that 23 feet in length and subject
to the following conditions:

a. There shall be no permanent connections to utility service including electrical, heat, water, sanitary service and the like.
b. Storage shall be to the rear of the dwelling or other major building, in a neat and orderly manner generally not visible from the street and where collapsible, in a collapsed state or shall be stored in a garage.

c. Storage shall be limited to camp trailers, motor homes, boats and pickup coaches in a residential zone, but no more than two of the above listed items shall be stored per dwelling unit. In addition, such vehicles shall be registered in the name of and be the legal property of an occupant of the dwelling unit.

(1)   Amendment effective January 26, 1979.
---------------------------------------------------------------------------------------------------------------------------------

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
10A.  A business or professional office when conducted on the             Y      Y      Y      Y       Y     Y     Y     Y     Y
      premises entirely by mail and/or telephone and when
      there is no pedestrian, automobile or other vehicular
      traffic necessary for its conduct with the exception of
      normal residential traffic activity by the residents,
      provided the use meets all the requirements as follows:

      a. No persons other than family members residing on the premises, shall be engaged in the conduct of the office or enterprise
      b. The office or enterprise shall not impair the residential character of the premises and neighborhood, and shall have no outside storage or display windows, nor shall there be any evidence of the operation outside the dwelling unit.
      c. The floor area used for the conduct of the office or enterprise shall not exceed 25 per cent of the floor area of the dwelling unit.
      d. The use shall not create interference with radio and television reception in the vicinity.
      e. No industrial manufacturing or processing equipment of any type shall be allowed.(l)

(1)   Amendment effective May 27, 1976

---------------------------------------------------------------------------------------------------------------------------------


                                     (30-5)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
lOB.  A professional or business office or customary home                 S      S      S      S       Y     Y     Y     Y     Y
      enterprise excluding data processing and the like, in a
      dwelling unit and not in an accessory building and
      subject to the following conditions:

      a.    The person or persons conducting the office or
            enterprise shall reside in the dwelling unit, and
            there shall be no more than two non-resident
            persons engaged in the conduct of the office or
            enterprise.
      b.    The office or enterprise shall not impair the
            residential character of the premises and there
            shall be no evidence of the operation outside the
            dwelling unit except permitted signs. The use
            shall be completely enclosed in the building and
            shall have no outside storage or display windows.
      c.    The floor area used for the conduct of the office
            or enterprise shall not exceed 25 per cent of the
            finished space area of the dwelling unit.
      d.    The use shall not create interference with radio
            and television reception in the vicinity.(1)
---------------------------------------------------------------------------------------------------------------------------------
11.   The letting of rooms and/or furnishing of board in a                P      P      P      P       P     P     P     P     P
      dwelling unit to a total of not more than six persons,
      subject to the following conditions:

      a. The person or persons letting the rooms shall reside in the dwelling unit.
      b. The letting of rooms shall not include the provision of cooking facilities for such rooms but may include sharing of the cooking facilities of the dwelling unit.
      c. No accessory building shall be used for letting of rooms or furnishing of board.
      d. Such use shall not be combined with a commercial or industrial use on a lot except as provided in paragraph 2 of this section.

(1)   Amendment effective May 27, 1976
(2)   Amended effective January 29, 1988
---------------------------------------------------------------------------------------------------------------------------------


                                     (30-6)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
12.   Housing subject to state and local provisions for                   Y      Y      Y      Y       Y     Y     Y     Y     Y
      migrant (temporary) farm labor, on the farm where they
      are primarily employed.
---------------------------------------------------------------------------------------------------------------------------------
13.   Farms, truck gardens, nurseries, forestry and the                   Y      Y      Y      Y       Y     Y     Y     Y     Y
      keeping of livestock and poultry except commercial
      raising of fur-bearing animals and garbage-fed swine,
      provided that no livestock or poultry, except household
      pets, shall be kept on any lot of less than 3 acres in
      area, and any building used for housing livestock and
      poultry or the storage of fertilizer or manure shall be
      located not less than 100 feet from any property or
      street line.
---------------------------------------------------------------------------------------------------------------------------------
14A.  Child day care centers and nursery schools which offer              N      N      N      P       P     P     P     P     P
      or provide a program of supplementary care to more than
      twelve related or unrelated children outside their own
      homes on a regular basis for a part of the twenty-four
      hours in one or more days in the week, provided the
      facility meets all statutes and regulations of the State
      of Connecticut for licensing of child day care centers.
14B.(3) Group day care homes which offer or provide a program             P      P      P      P       P     P     P     P     P
      of supplementary care to not less than seven nor more
      than twelve related or unrelated children on a regular
      basis for a part of the twenty-four hours in one or more
      days of the week, provided the facility meets all
      statutes and regulations of the State of Connecticut
      for licensing of group day care homes.(4)
---------------------------------------------------------------------------------------------------------------------------------
15.   Temporary stands for the display and sale of farm and               Y      Y      Y      Y       Y     Y     Y     Y     Y
      truck garden and forestry produce grown exclusively on
      the premises provided there is only one such stand on
      the premises and that such stand does not exceed 100
      square feet in area.
---------------------------------------------------------------------------------------------------------------------------------
16.   Stands for the display and sale of farm and truck garden            S      S      S      S       S     S     S     S     S
      and forestry produce, of which a major portion thereof was raised or produced on that bona fide farm, provided it
      is on an active farm and there is only one such stand on
      that farm.(1) Related agricultural products may be sold
      provided the sale of such products is secondary to the
      operation of the business.(2)
---------------------------------------------------------------------------------------------------------------------------------
(1)   Amendment effective 5/1/75.
(2)   Amendment effective 5/27/76.
(3)   Amendment effective 5/26/89.
(4)   Amendment effective 2/7/97.
---------------------------------------------------------------------------------------------------------------------------------


                                     (30-7)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
17.   Buildings and facilities used primarily for the                     P      P      P      P       P     P     P     P     P
      following uses: Churches and places of worship; parish
      halls, schools, colleges, universities, museums; general
      hospitals (excluding correctional institutions and
      hospitals for the insane); cemeteries, educational,
      religious, philanthropic, scientific, literary,
      historical, and charitable institutions, agricultural and
      horticultural societies, is such uses are conducted by a
      non-profit organization and not as a business or for
      profit, provided that accessory use of such buildings
      and facilities for profit or not for profit shall be
      allowed if such use is in connection with a federally,
      State or municipally funded program for the elderly
      intended to promote the public health, welfare, safety
      or education.(1)
---------------------------------------------------------------------------------------------------------------------------------
18A.  Public Service Corporation buildings and facilities, all            P      P      P      P       P     P     P     Y     Y
      with no outside service yard or outside storage or
      supplies.(2)

18B.  Public Service Corporation buildings and facilities with            N      N      N      N       N     N     N     Y     Y
      outside service yard or outside storage supplies.(3)

18C.  Public Service Corporation buildings and facilities not             P      P      P      P       S     S     S     S     S
      exceeding 100 square feet above ground level in area or
      10 feet in height:

      a.    The facility shall be located on a lot or
            casement of not less than 400 sq. ft.
      b.    Minimum setback from street line shall be 10 feet.
      c.    Minimum setback from side line and rear line shall
            be 5 feet.
      d.    Sufficient landscaping and screening shall be
            provided to insure that the facility is in
            harmony with the zone and the surrounding
            neighborhood.
      e.    All utility wires from adjacent poles to the
            facility shall be underground.(4)
---------------------------------------------------------------------------------------------------------------------------------
19.   Municipal Buildings and Uses of the Town of Cheshire and            P      P      P      P       P     P     P     P     P
      other governmental uses.(5)
---------------------------------------------------------------------------------------------------------------------------------
(1)   Amendment effective October 30, 1975.
(2)   Amendment effective September 17, 1979.
(3)   Amendment effective September 17, 1979.
(4)   Amendment effective August 30, 1985.
(5)   Amendment effective September 17, 1979.
---------------------------------------------------------------------------------------------------------------------------------


                                     (30-8)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
20.   Clubs for golf, tennis, swimming and similar facilities             P      P      P      N       N     N     N     P     P
      whether conducted as a business for profit or not, with
      or without a liquor permit, subject to the following
      conditions:

      a. Golf facilities shall be located on a lot of not less than 50 acres or, if in combination with tennis, swimming, or similar facilities, not less than 60 acres. Tennis, swimming and similar facilities alone shall be located on a lot of not less than 10 acres.
      b. Unless located in an I-1, or I-2 zone, all club facilities, including club house, pro shop, restaurant, bar, locker rooms, or recreation hall shall be located not less than 200 feet from any property line and parking area and accessory buildings shall be located not less than 150 feet from any property line. If any of the above are located in an I-1 or I-2 zone, the normal dimensional requirements set forth in Section 32, Schedule B, shall apply, as well as the normal parking setback requirements for Industrial zones as set forth in Section 33.1 and parking requirements as set forth in Section 33.1.7.(1)
      c. A single indirectly lighted sign of not more than six square feet single side area, nor more than six feet in height as measured from the ground may be maintained not less than 20 feet from any property line.
      d. The furnishing of meals, refreshments, beverages and entertainment shall be incidental to the conduct of the facility, and provided that three-quarters of the customers' seats are located within an enclosed building of the facility. There shall be no living accommodations except for employees of the club.
      e. Golf facilities shall be so designated and located that there is no hazard to persons or property off the premises. A11 tees shall be located no less than 30 feet from any property line. There shall be no artificial lighting on the course itself and no play permitted alter darkness.

(1)   Amendment effective April 17, 1972.
---------------------------------------------------------------------------------------------------------------------------------


                                     (30-9)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------

21.   Assisted living, convalescent homes, and the like                   P      P      P      P       N     N     N     N     N
      licensed by the State of Connecticut subject to the
      following conditions:(3)
      a.    The facility shall be the only building on a lot
            of no less than 10 acres in area.
      b.    The facility shall meet the following dimensional
            requirements:
              Minimum setback from street line          150 ft.
              Minimum setback from sideline              50 ft.
              Minimum setback from rear line            100 ft.
              Maximum height of structure               40 ft.
              Maximum lot coverage                       10 %

      c.    In addition to the above requirements, a minimum
            of 50% of the total area shall be landscaped or
            designated as open space.
      d.    Parking in assisted living residential facilities
            shall be a minimum of one (1) per every three (3)
            dwelling units and on (1) for every employee on
            the largest shift.
      e.    As part of the filing requirements for the special
            permit, the applicant shall submit a profile
            drawing to scale showing the proposed facility and
            its relationship to buildings on both sides
            for a distance of 500'. The commission may
            require additional information necessary to assist
            them it determining the scale of the proposed
            structure(s) in relation to the surrounding area.
            This additional information may include visual
            representations of the project such as, but not
            limited to, architectural models made to scale,
            additional renderings, etc.
---------------------------------------------------------------------------------------------------------------------------------
21A.  Facilities for the retarded and/or autistic, licensed by            P      P      P      P       N     N     N     N     N
      the State of Connecticut and subject to the following
      conditions:
      a.    The facility shall be located on a lot not less
            than ten (10) acres in area.
      b.    There shall not be more than thirty-six (36)
            individua1 residents on the premises at any one
            time. Residential dwellings shall be separate
            buildings containing six (6) or less residents plus
            the appropriate staff personnel.
      c.    If the facility provides educational services, no
            more than twenty (20) additional students shall be
            allowed Classrooms, recreation, administration and
            other similar activities may be housed in a
            separate building.
      d.    All structures shall be located at least 100 feet
            from all property lines.(l)
---------------------------------------------------------------------------------------------------------------------------------
22.   Parks and play grounds, historic landmarks, and the like,           P      P      P      P       P     P     P     P     P
      operated by a private or governmental unit or a community
      association.

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
23.   Campgrounds (cont.)                                                 P      P      N      N       N     N     N     N     P

      c.    Access roads at the entrance shall be paved to
            Town standards for quality and shall be a minimum
            of 22 feet wide.
      d.    The check-in station or office shall be at least
            500 feet from the entrance intersection and shall
            have adequate paved parking to avoid congestion.
            (1 space for each employee and a minimum of 5
            visitor's spaces.)
      e.    Interior circulation shall be by one-way system
            where feasible. Such one-way roads shall be 12
            feet wide and shall be oiled.
      f.    No campsite shall be closer to the state highway
            than 500 feet nor closer than 300 feet from any
            other property line.
      g.    There shall be no more than four campsites per
            acre. For each such developed acre, 2 undeveloped
            acres shall be required.
      h.    No campground shall have less than a minimum of 5O
            acres.
      i.    All campsites devoted to tenting shall be on
            well-drained gravel sites.
      j.    Tenting areas shall be protected from vehicular
            traffic.
      k.    Rubbish shall be collected daily from all
            campsites.
      1.    Potable crater supply and sanitary facilities
            shall meet State Health requirements. In addition,
            all toilets shall be flush-type.
      m.    Water retention ponds and other precautions for
            fire protection shall be developed as per request
            of Town of Cheshire Fire Marshal.
      n.    There shall be a 14-day maximum occupancy limit
            during any 90-day period.(1)
---------------------------------------------------------------------------------------------------------------------------------
24.   Hotels, motels, tourist courts and the like, designed               N      N      N      N       N     N     N     N     P
      primarily for transient guests and subject to the
      following conditions:

      a. The facility shall be located on a lot of not less than 120,000 square feet in area and there shall be not less than 4,000 square feet of land area for each guest unit on the premises and not less than 20,000 square feet of land area for each guest unit equipped with kitchen facilities.

(1)   Amendment effective February 27, 1975.
---------------------------------------------------------------------------------------------------------------------------------


                                    (30-11)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
24.   Hotels (cont.)

      b.    The facility shall be served by a public water                N      N      N      N       N     N     P     N     P
            supply system or a state-approved community water
            supply system.
      c.    The front and rear setbacks shall not be less than
            100 feet and side line setbacks not less than 50
            feet.
      d.    No more than 20 percent of the units shall have
            kitchen facilities.
      e.    This section shall not be held to permit trailer
            parks or camps.
---------------------------------------------------------------------------------------------------------------------------------
25.   Privately owned and managed ambulance services certified            N      N      N      P       P     P     P     P     P
      as required by the Connecticut General Statutes as
      amended.(1)
      (0riginal Para. 25 Restaurants, deleted by Commission
      action on 2/26/79)
---------------------------------------------------------------------------------------------------------------------------------
26.   a.    Restaurants and other food service establishments,            N      N      N      N       S     S     S     P     P
            with or without a liquor permit, provided at least
            three quarters of the customer seats are located
            within an enclosed building. Restaurants and other
            food service establishments when in industrial
            zones shall not be constructed or located within
            2,000 feet of any existing or proposed
            restaurants. Distances shall be measured between
            the nearest point of the nearest adjacent sides of
            the existing and proposed restaurants.(2),(4)

      b.    Such uses may include a food take-out service
            incidental to the primary permitted use where
            customers are served in motor vehicles.(4)
---------------------------------------------------------------------------------------------------------------------------------
27.   Ice cream parlors, where ice cream, soda and ice cream              N      N      N      N       S     S     S     N     N
      associated products are the only items sold provided
      customers are served only when inside the building, and
      further provided there is a minimum of ten seats located
      inside the building for use by customers. Parking shall
      conform to Paragraph 31.1.7 of these Regulations.(3)
---------------------------------------------------------------------------------------------------------------------------------
(1)   Amendment effective May 2, 1988
(2)   Amendment effective March 2, 1979.
(3)   Amendment effective July 22, 1976.
(4)   Amendment effective September 30, 1994.
---------------------------------------------------------------------------------------------------------------------------------


                                    (30-12)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             **    **    *
23.   Gasoline stations (wholesale and retail) with or without            N      N      N      N       N     P     P     P     N
      repairer's license and Repairers subject to the
      following conditions and certifications as required by
      the Connecticut General Statutes as amended - gasoline
      stations (wholesale and retail) with or without a
      repairer's license and Repairers.

      a. Any petroleum or other inflammable products stored above ground shall be contained in drums or containers of not more than 55 gallons, except that fuel oils to be consumed on the premises may be stored in a 275 gallon tank.
      b. The facility shall be located on a lot having a frontage of at least 150 feet on a street and having a land area of at least 30,000 square feet.
      c. All gasoline pump islands shall be located at least 25 feet from all lot lines.
      d. No curb-cut shall be greater than 30 feet in width and no part of any curb-cut shall be within 25 feet of any side or rear line or street intersection. All curb-cuts shall be clearly defined by curbing.
      e. Gas stations with full repairer's license shall be permitted provided such use be located on a lot having a frontage of at least 150 feet on a street and having a land area of at least 40,000 square feet.
      f. All accessory equipment or merchandise displayed outside shall be no more than 10 feet from the building with the exception that such merchandise and accessory equipment shall be permitted to be displayed on the pump island.
      g. After the effective date of this amendment to this section and these regulations, no retail or wholesale gasoline station shall be constructed or located within fifteen hundred feet (1,500) of an existing gasoline filling station (retail or wholesale).

(1)   Amendment effective March 12, 1971.
*     Effective December 30, 1983 ** Effective 6/8/90
---------------------------------------------------------------------------------------------------------------------------------


                                     (30-13)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   #     *     #
29.   Motor vehicle dealers (which can have repairer's                    N      N      N      N       N     N     P     P     P
      licenses by State Statutes) subject to the following
      conditions and certification as required by the
      Connecticut General Statutes as amended.

      a. Any petroleum or other inflammable products stored above ground shall be contained in drums or containers of not more than 55 gallons, except truck fuel oils to be consumed on the premises may be stored in a 275 gallon tank

      b. The facility shall be located on a lot having a frontage of at least 150 feet on a street and having a land area of 40,000 square feet.

      c. Outside accessory equipment or structures shall be located at least 25 feet from all lot lines.

      d.    No curb-cut shall be within 25 feet of any side or
            rear line or street intersection. All curb-cuts
            shall be clearly defined by curbing.
---------------------------------------------------------------------------------------------------------------------------------
30.   Automatic Car Washing and Cleaning Establishments. An
      establishment equipped to wash automobiles, pick-up
      trucks, and small vans. The car wash shall be fully
      automatic enabling the driver to remain in the vehicle
      as it is washed. It shall be in a completely enclosed
      building./2/

/1/   Amendment effective March 12, 1971.
/2/   Amendment effective February 27, 1987
*     Effective December 30, 1983
**    Effective December 19, 1986
#     Effective June 8, 1990
---------------------------------------------------------------------------------------------------------------------------------

                                    (30-14)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------

31.   Commercial and Boarding Kennels and Veterinary hospitals            P      P      P      N       N     N     N     P     S
      subject to the following conditions:

      a.    No dogs shall be housed or exercised in outside
            kennels or runs.
      b.    A11 buildings in which dogs are housed or
            exercised shall be of solid construction of either
            masonary or framed with insulation and shall have
            finished interior walls.
      c.    Exercise runs shall have finished masonary floor
            with covered drains, and shall be separated by
            solid partitions of at least 4 feet in height.
      d.    All external doors shall be of solid core
            construction.
      e.    Kennel rooms and exercise runs shall be provided
            with forced air ventilation and shall have no open
            windows.
      f.    A11 ceilings shall be insulated and finished with
            sound absorbent materials.
      g.    In residential zones, the facility shall be on a
            lot with a minimum area of 5 acres and any
            building housing animals shall be at least 150
            feet from any property line.
      h.    In industrial zones, the facility shall be on a
            lot with a minimum area of 100,000 square feet, a
            minimum lot width of 250 feet and subject to the
            frontage setback, height and lot coverage
            requirements of the I-3 zone.
---------------------------------------------------------------------------------------------------------------------------------
32.   Horses or ponies for hire, riding academies or boarding             P      P      P      N       N     N     N     P     P
      stables for five or more animals located on a lot of not
      less than 15 acres provided that any building (other
      than a dwelling) and riding ring shall be located at
      least 300 feet from any lot line.
---------------------------------------------------------------------------------------------------------------------------------


                                    (30-15)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
33.   Professional and Business offices.                                  N      N      N      P       S     S     S     P     S
---------------------------------------------------------------------------------------------------------------------------------
34.   Banks and Other Financial Institutions.                             N      N      N      P       S     S     S     P     S
---------------------------------------------------------------------------------------------------------------------------------
35.   Stores and other buildings and structures where goods               N      N      N      N       N     S     S     N     N
      are sold or service is rendered primarily at retail
      including self-service clothes cleaning establishments
      and including cleaning equipment incidental to the
      retail business of the store.
---------------------------------------------------------------------------------------------------------------------------------
36.   Stores and other buildings and structures not more than             N      N      N      N       S     S     S     N     N
      a total of 2,000 sq. ft. of gross floor area per whole
      structure, the use of which in whole or in part is for
      the sale of goods or rendering of services primarily at
      retail and including self-service clothes cleaning
      establishments and cleaning equipment incidental to the
      retail business of the store.(1)
---------------------------------------------------------------------------------------------------------------------------------
37.   Undertaker's establishments on a lot of at least 40,000             N      N      N      P       S     S     S     N     N
      sq. ft. in area subject to the following conditions:

      a.    The lot shall have at least 150 feet of frontage
            on the street.
      b.    The principal building shall not extend to within
            less than 60 feet of the front line.
      c.    Parking shall be in the rear of the principal
            building
      d.    Vehicular access shall be at least 20 feet from
            any side or rear line.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
38.   Radio and television-broadcasting studios excluding                 N      N      N      N       N     S     S     P     S
      transmitting and receiving towers in excess of 35 feet
      above the ground.

(1)   Amendment effective September 26, 1974.
*     Effective December 30, 1983
---------------------------------------------------------------------------------------------------------------------------------


                                    (30-16)

SECTION 30, SCHEDULE A, PERMITTED USES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              ZONING  DISTRICTS
                                                                         --------------------------------------------------------
      PERMITTED USES                                                     R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
---------------------------------------------------------------------------------------------------------------------------------
39A.  Commercial recreation facilities provided the use is the            N      N      N      N       N     N     P     P     N
      only use on a lot not less than 30,000 square feet in
      area and that the use is located primarily within an
      enclosed building.

39B.  Indoor ice skating facilities provided the use is                   N      N      N      N       N     N     S     P     S
      located entirely within an enclosed building or
      buildings when requirements of the facility and the
      provisions of these regulations require a lot of not
      less than 120,000 square feet in area.(2)

39C.  Sports Training Facilities with related commercial                  N      N      N      N       N     N     P     P     P
      recreational facilities provided the use is the only use
      on a lot not less than 40,000 square feet in area.
      Sports training facilities located in an enclosed
      building with related outdoor facilities shall not be
      located on any lot with frontage on Route 10 or with
      direct access to Route 10. Any outdoor facilities,
      although open to the public, shall be secondary to the
      primary sports training use, and shall be limited to use
      for baseball, soccer, lacrosse, tennis, field hockey,
      basketball and footba11.(7)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
40.   Printing and publishing establishments occupying not                N      N      N      N       N     S     S     P     S
      more than 2,500 square feet of floor area.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
41.   Printing and publishing establishments                              N      N      N      N       N     N     N     P     S
---------------------------------------------------------------------------------------------------------------------------------
42.   Medical clinics and laboratories and dental clinics and             N      N      N      P       S     S     S     N     N
      laboratories.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
43.   Research Laboratories.                                              N      N      N      N       N     N     N     P     S
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
44.   The manufacture, processing, assembling of goods and                N      N      N      N       N     N     N     P     S
      storage incidental to the primary use.(3)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
45.   Warehousing, wholesale business and wholesale business              N      N      N      N       N     N     P     P     S
      warehousing.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
46A.  Contractor's warehousing and storage yards.(4)                      N      N      N      N       N     N     N     P     S
                                                                                                                         *
46B.  Excavation, contractors and paving contractors,                     N      N      N      N       N     N     N     P     S
      business and equipment storage yards.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         *
47.   Lumber and building materials business and storage                  N      N      N      N       N     N     N     P     S
      yards.
---------------------------------------------------------------------------------------------------------------------------------
1 & 2 Amendment effective April 29, 1976.
3     Amendment effective September 1, 1975.
4     46 renumbered to 46A, effective September 1,1975.
5     Amendment effective September 1, 1975.
6     Amendment effective May 8, 1978.
*     Effective December 30, 1983.
7     Amendment effective July 29, 1994.
---------------------------------------------------------------------------------------------------------------------------------


                               (30-17)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
48.     Freight and materials trucking           N     N      N       N      N     N     N     P     S
        businesses, freight terminals and
        freight transshipment facilities.(1)
------------------------------------------------------------------------------------------------------------
49.     Laundry, cleaning and dyeing plants.     N     N      N       N      N     N     N     P     P
------------------------------------------------------------------------------------------------------------
50.     Plants, other than bona fide farms,      N     N      N       N      N     N     N     P     S
        for the processing and distribution
        of milk and edible dairy products.
        Plants for the packaging and
        distribution of beverages.
------------------------------------------------------------------------------------------------------------
51.     Commercial storage and sale of fuel      N     N      N       N      N     N     P     P     S
        and bottled gas. Total above ground
        tank capacity shall not be more than
        30,000 gallons and no above ground
        tank shall be closer than 40 feet to
        any building.

51A.    Commercial storage and sale of bulk      N     N      N       N      N     N     N     Y     Y
        liquid oxygen for home health care
        and similiar uses shall require
        administrative approval by the
        Cheshire Fire Marshall, and the Town
        Planning office.(6)
------------------------------------------------------------------------------------------------------------
52      Painting, woodworking, sheet metal,      N     N      N       N      N     N     N     P     S
        blacksmiths, welding, tire recapping,
        machine shops and the like.
------------------------------------------------------------------------------------------------------------
53A.    Bulk storage of cement and concrete      N     N      N       N      N     N     N     N     S
        mixing plants.(2)

53B.    Bulk storage of petroleum and            N     N      N       N      N     N     N     N     P
        petroleum products and bituminous
        paving mixing plants.(3)
------------------------------------------------------------------------------------------------------------
54.     Commercial transmitting and receiving    N     N      N       N      N     N     N     P     S
        antenna, with enclosure for
        associated equipment, in excess of 35
        feet but less than 100 feet above the
        ground in height provided the
        distance from any lot line shall be
        at least two times the height of the
        antenna.
------------------------------------------------------------------------------------------------------------
55.     Earth removal and filling in             N     N      N       N      P     P     P     P     P
        accordance with Section 25.(4)
------------------------------------------------------------------------------------------------------------
56.     Screening, sifting, washing, crushing    N     N      N       N      N     N     N     P     P
        bulk storage of, and other forms of
        processing of sand, stone, gravel, and
        the like.(5)
------------------------------------------------------------------------------------------------------------

1,2,3,5 Amendments effective September 1, 1975
 4 Amendment effective February 27, 1975
 * Effective December 30, 1983
 6 Amendment effective May 28, 1993.


                                     (30-18)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
57.     Golf driving ranges.                     N     N      N       N      N     N     N     N     P
------------------------------------------------------------------------------------------------------------
58.     Carnivals or fairs sponsored by a        N     P      P       P      P     P     P     P     P
        local non-profit organization,
        subject to the following conditions:

        a.  The facility shall be on a lot
            having a minimum area of 3 acres.
        b.  There shall be provision for
            adequate parking within 500 feet
            of the facility.
        c.  All structures shall be a
            minimum of 150 feet from any lot
            line.
        d.  Direct access shall be on lands
            adjacent to State Highway Routes
            10 or 70.
        e.  Two signs may be allowed for a
            period not to exceed the duration
            of the event and two weeks
            immediately preceding the event.
        f.  There shall be no more than one
            special permit issued to an
            organization during any one
            calendar year. The duration
            shall be for no more than 10
            consecutive calendar days.
        g.  Subsequent yearly events
            sponsored by the same
            organization and located on the
            same site may be approved
            administratively by the Planning
            Staff.
------------------------------------------------------------------------------------------------------------
59.     Temporary fairs, bazaars and sales of    Y     Y      Y       Y      Y     Y     Y     Y     Y
        local non-profit organizations held
        on premises, the majority of which
        are owned by the sponsoring
        organization, subject to the
        following conditions:

        a.  Duration shall not be more than
            10 consecutive calendar days
            during any one calendar year.
        b.  There shall be provision for
            adequate parking within 500 feet
            of the facility.
        c.  Two signs may be allowed for a
            period not exceed the duration
            of the event and the two weeks
            immediately preceding the event.

(1) Amendment effective 7/02/93.
--------------------------------------------------------------------------------


                                     (30-19)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
60.     Accessory uses customarily associated    Y     Y      Y       Y      N     N     N     N     N
        with or incidental to any permitted
        use in any residential zone subject
        to the following conditions:

        a.  Accessory uses may include
            private garages for the use of
            the occupants of the lot. One
            garage space may be rented to a
            non-resident of the lot provided
            the garage space is not one of
            the spaces required in Section
            33.1.1 and the use of the rented
            space meets all other
            requirements of the Zoning
            Regulations.
        b.  Buildings and structures for
            recreational and homeowner
            association use in approved
            Planned Residential Developments
            and Cluster Subdivisions shall
            be considered accessory uses.
        c.  All accessory buildings shall
            meet the requirements of Section
            32.2.5.
        d.  Except as provided elsewhere in
            these Regulations, such uses
            shall not include the sale of
            articles not made on the
            premises, nor a restaurant, or
            other food service
            establishment, beauty parlor or
            other hairdressing
            establishment, and the like.
        e.  No accessory use shall change
            the residential character of the
            area.(1)
------------------------------------------------------------------------------------------------------------
61.     Clubhouses for non-profit, fraternal,    N     N      N       N      N     P     P     N     N
        community service and/or veteran's
        organizations with or without a
        liquor permit. Parking requirements
        shall be in accordance with Section
        33.1.2.(2)

(1) Amendment effective September 25, 1975.
(2) Amendment effective November 29, 1972.
--------------------------------------------------------------------------------


                                     (30-20)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
62.     Temporary political signs pertaining     Y     Y      Y       Y      Y     Y     Y     Y     Y
        to candidates, political parties or
        political issues in a National, State
        or Municipal election for a period of
        60 days prior to and 7 days
        subsequent to said election, subject
        to the following:

        a.  No more than one sign per lot,
            not to exceed: 6 square feet in
            the R-80, R-40, R-20 and R-20A
            zones; 32 square feet in the
            C-1, C-2, C-3, I-1 and I-2
            zones. (1)

        b.  Regardless of zone, one 32
            square foot free-standing sign
            and wall signs covering the
            front or entrance wall shall be
            allowed for one Townwide
            headquarters per political
            party. (1)

        c.  The responsibility for removal
            of signs shall lie with the
            individual or individuals
            posting said sign or signs. (2)

(1) Amendment effective July 1, 1983
(2) Amendment effective September 1, 1975
--------------------------------------------------------------------------------


                                     (30-21)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
64.     A temporary real estate office           Y     Y      Y       Y      Y     Y     Y     Y     Y
        located on the site of a Planned
        Residential Development, Cluster
        Subdivision, Resubdivision or Rental
        Apartment development approved by the
        Planning and Zoning Commission
        provided:

        a.  That the temporary real estate
            office is exclusively for the
            sale or rental of units or homes
            on the site on which said office
            is located.
        b.  That the temporary real estate
            office shall be located in one
            of the hones or units in the
            development.
        c.  That the temporary real estate
            office shall be permanently
            removed when 90 percent of the
            units or homes are initially
            sold or rented. (1)
------------------------------------------------------------------------------------------------------------
65.     A temporary construction office          Y     Y      Y       Y      Y     Y     Y     Y     Y
        provided:

        a.  That the temporary construction
            office shall be used exclusively
            for construction on the site on
            which it is located.
        b.  That the temporary construction
            office be located either in a
            model home or unit or in a
            movable trailer or trailers.
        c.  That the temporary construction
            office be permanently removed
            upon completion of all
            structures on the approved
            section of the site of the
            Planned Residential Development,
            Cluster Subdivision,
            Subdivision, Resubdivision, Site
            Plan, Special Permit, Planned
            Commercial Development, approved
            lot or lots of record. (2)

(1) Amendment effective September 1, 1975.
(2) Amendment effective September 1, 1975.
--------------------------------------------------------------------------------


                                     (30-22)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
66.     Refuse Transfer and Recycling Centers    N     N      N       N      N     N     N     N     P
        -- Refuse contractors within enclosed
        buildings which shall include
        facilities for the transfer
        and sorting of refuse for the
        recycling of same providing that
        adequate buffer areas are provided
        between the structure and adjoining
        properties, and adequate on site
        measures shall be taken to prevent
        the activity from in any way
        affecting the adjoining properties.
        Nothing herein shall be construed to
        prevent on site storage in no more
        than two covered roll off containers
        which shall be located immediately
        adjacent to the facility subject,
        however, to the provisions relating
        to outside storage as set forth in
        Sections 32.7 and 32.7.1 of these
        regulations. (1)
------------------------------------------------------------------------------------------------------------
67A.    Sheltered Care Facility Designed         N     P      P       P      N     N     N     N     N
        Exclusively for Occupancy by Elderly
        Persons -- in accordance with the
        provisions of Section 43.6
------------------------------------------------------------------------------------------------------------
67B.    Planned Community Designed               N     P      P       P      N     N     N     N     N
        Exclusively for Occupancy by Elderly
        Persons Providing Interrelated
        Residential Units and Varying Levels
        of Nutritional and Health Care Units
        and Related Services -- in accordance
        with the provisions of Section 43.7
------------------------------------------------------------------------------------------------------------
68.     Helioports and storage facilities for    N     N      N       N      N     N     N     P     P
        helicopters, excluding emergency
        helicopters, subject to the following:

             Helioports must be located on
             lots of at least 10 acres and no
             portion of the landing area may
             be closer than 300 feet from the
             nearest property line. All
             helioports shall meet the
             standards and conditions set by
             the State of Connecticut,
             Department of Aeronautics.(2)
------------------------------------------------------------------------------------------------------------

(2) Amendment effective December 24, 1987.

(1) Amendment effective August 31, 1979.
--------------------------------------------------------------------------------


                                     (30-23)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
69.     Health and Exercise Facilities. (1)      N     N      N       P      S     S     S     P     S
------------------------------------------------------------------------------------------------------------
70.     Boat dealers, to include sales and       N     N      N       N      N     N     P     P     P
        service of boats, motors, boat
        trailers and related accessories,
        subject to the following conditions:

         a.  Any petroleum or other
             inflammable products stored
             above ground shall be contained
             in drums or containers of not
             more than 55 gallons, except
             that fuel oils to be consumed on
             the premises may be stored in a
             275 gallon tank.

         b.  The facility shall be located on
             a lot having a frontage of at
             least 150 feet on a street and
             having a land area of 40,000
             square feet.

         c.  No curb-cut shall be within 25
             feet of any side or rear line or
             street intersection. All
             curb-cuts shall be clearly
             defined by curbing. (2)
------------------------------------------------------------------------------------------------------------
71.     The sale of registered motor vehicles    Y     Y      Y       Y      Y     Y     Y     Y     Y
        on a residential lot and subject to
        the following conditions:

         a.  The motor vehicle for sale shall
             not exceed a rated capacity of
             two and one-half (2 1/2) tons. In
             addition, such vehicles shall be
             registered in the name of and/or
             be the legal property of a
             resident of the dwelling unit.

         b.  No more than two (2) motor
             vehicles shall be offered for
             sale or sold from any one lot in
             the period of one calendar year. (3)

(1) Amendment effective April 29, 1988.
(2) Amendment effective May 27, 1988.
(3) Amendment effective September 30, 1988.
--------------------------------------------------------------------------------


                                     (30-24)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
72.     The Sale and Display of Antiques (1)     P     P      P       P      S     S     S     N     N

        "Antiques" for the purpose of these
        regulations are defined as any work
        of art, piece of furniture,
        decorative object, and the like,
        created and produced at least 25
        years prior to the date of sale.
        The sale and display of antiques
        subject to the following conditions:
        1.  Additional storage is permitted
            in an ancillary building
            provided it is entirely enclosed
            within another building.

        2.  There shall be no external
            evidence of such use other than
            permitted signage as provided in
            Section 34.1.1 for Residential
            Zone and 34.1.4 in Commercial
            Zones.

        3.  There shall be a minimum of five
            (5) parking spaces provided on
            the site.

        4.  In Residential Zones:

            a.  property must have frontage
                onto a State Highway
            b.  such use must be secondary
                to the residential use of
                the entire premises and
                shall not occupy more then
                50% of the floor area in the
                residence wherein located.
------------------------------------------------------------------------------------------------------------
73.     Hair and Beauty Salons (2)              N     N      N       P      P     P     P    P*    P*
        (including barber shops)

        *   When in industrial zones shall
            not be constructed or located
            within 1,000 feet of any
            existing or proposed hair or
            beauty salon.

            a.  Distances shall be
                measured between the
                nearest adjacent sides of
                the existing and proposed
                beauty salons.

            b.  Parking requirements shall
                be according to Section
                33.1.7 standards.

(1) Amendment effective March 31, 1995.
(2) Amendment effective April 26, 1996 at 12:01 A.M.
--------------------------------------------------------------------------------


                                     (30-25)

        SECTION 30, SCHEDULE A, PERMITTED USES

------------------------------------------------------------------------------------------------------------
                                                                   ZONING DISTRICTS
                                               -------------------------------------------------------------
        PERMITTED USES                         R-80   R-40   R-20   R-20A   C-1   C-2   C-3   I-1   I-2
------------------------------------------------------------------------------------------------------------
74.     ADULT ENTERTAINMENT (1)                  N     N      N       N      N     N     N     P     P

Businesses providing adult entertainment shall not be located within 500 feet of any other such business nor within 2,000 feet of any public or private school or day care center, church, synagogue, or other similar place of worship; public park, playground, or other recreational facility where large numbers of minors regularly congregate:
library: funeral home: or residentially zoned or residentially used property. The distance shall be measured in a straight line from the nearest edge of the building or zoning district boundary line, as applicable. Adult entertainment shall include, but not be limited to, the following: Topless dancing or any dancing or performance which involves nudity, which involves the removal of clothing such that partial or complete nudity results, which involves the fondling of the genitals of the dancer or performer or the genitals of another person, or which involves sexual intercourse or deviate sexual conduct.
Nudity is defined as the showing of the male or female genitals, pubic area or buttocks with a less than fully opaque covering; the showing of the female breast with less than a fully opaque covering of any part of the nipple; or the showing of the male genitals in a discernibly turgid state.

------------------------------------------------------------------------------------------------------------
75.     Pet Grooming (2)                         N     N      N       P      P     P     P    P*    P*

        *When in industrial zones shall not
         be constructed or located within
         1,000 of an existing or proposed pet
         groomer.
               a.  Distance shall be measured
                   between the nearest
                   adjacent sides of the
                   existing and proposed pet
                   groomers.
               b.  No dogs shall be housed
                   outside.
               c.  Parking requirements shall
                   be according to Section
                   33.1.7 Standards.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

(1) Amendment effective June 7, 1996. (30-26)

                                    EXHIBIT H
                                   PAGE 1 0F 2

             [Graphic Omitted: Plan for proposed expansion of premises]

                                     PLAN A

                                    EXHIBIT H
                                   PAGE 2 0F 2

             [Graphic Omitted: Plan for proposed expansion of premises]

                                     PLAN B

                                    EXHIBIT I

All that certain parcel of land, with the buildings and improvements located thereon, situated on the southerly side of Knotter Drive In the Town of Cheshire, County of New Haven and State of Connecticut, and being shown on a map entitled "Plan Prepared for WE Knotter, LLC. 350 Knotter Drive Cheshire, Conn. ALTA/ACSM Land Title Survey Scale: 1" = 100' Date: 10-25-1999 Design: RED Draft:
SLH Project: 99267" made by Meehan & Goodin, Engineers - Surveyors, P.C., which map is on file in the Town Clerk's Office in the Town of Cheshire to which reference may be had. Said premises are more particularly bounded and described as follows:

Beginning at a point with State Coordinates N 259654.677. E 552480.562, which point marks the southwesterly corner of the herein described parcel;

Thence N 21(degrees) 48' 52" E along land now or formerly of Bloomingdale's By Mail, Ltd., a distance of 1,419.365 feet to a point;

Thence by a curve to the left having a delta angle of 55(degrees) 30' 00" and a radius of 780.00 feet along the southerly line of Knotter Drive. an arc distance of 755.553 feet to a point;

Thence N 30(degrees) 00' 00" E along the southerly line of Knotter Drive, a distance of 2.362 feet to a point;

Thence S 62(degrees) 56' 39" E along land now or formerly of Louis Deberadinis, a distance of 1,516.538 feet to a point;

Thence S 32(degrees) 57' 00" W along land now or formerly of JMJ Associates, LLC, a distance of 154.399 feet to a point;

Thence S 30(degrees) 36' 32" W partly along land now or formerly of JMJ Associates, LLC, and partly along land now or formerly of Bloomingdale's by Mail, Ltd., in all, a distance of 316.871 feet to a point;

Thence S 9(degrees) 05' 30" W along land now or formerly of Bloomingdale's by Mail, Ltd., a distance of 40.430 feet to a point;

Thence S 18(degrees) 19' 16" W along land now or formerly of Bloomingdale's by Mail, Ltd., a distance of 436.678 feet to a point;

Thence N 72(degrees) 24' 33" W along land now or formerly of Bloomingdale's by Mail, Ltd., a distance of 308.701 feet to a point;

Thence S 21(degrees) 48' 52" W along land now or formerly of Bloomingdale's by Mail, Ltd., a distance of 1.020.833 feet to a point;

Thence N 49(degrees) 53' 17" W along land now or formerly of Bloomingdale's by Mail, Ltd., a distance of 357.475 feet to a point;

Thence N 68(degrees) 11' 08" W along land now or formerly of Bloomingdale's by Mail, Ltd., a distance of 1.246.798 feet to the point or place of beginning.

                                    Exhibit J

                                Tenant's Property

Air-cooled condensing units (Alexion supplied)
Air dryers -- compressed air (Alexion supplied)
Autoclaves (Alexion supplied)
Automated transfer switches (Alexion supplied)
Back-up generators (Alexion supplied)
Process boilers (Alexion supplied)
HVAC boilers (Alexion supplied)
Ceiling mounted HEPA filter modules (Alexion supplied) (Alexion supplied) Process chillers and associated pumps and tanks (Alexion supplied)
HVAC chillers and associated pumps and tanks (Alexion supplied)
Clean cold rooms with associated condensing units and controls (Alexion supplied)
Computer networks (Alexion supplied)
Control systems (Alexion supplied)
Controlled environment enclosures and rooms (Alexion supplied)
Electrical panels (Alexion supplied)
Electrical power conditions (Alexion supplied)
Electrical step-down transformers (Alexion supplied)
Fermentors (Alexion supplied)
Fume hoods (Alexion supplied)
Glassware washer (Alexion supplied)
Heat exchangers (Alexion supplied)
Hoists (Alexion supplied)
Intercom systems (Alexion supplied)
Lab casework/furniture including, but not limited to, lab benches, hoods and shelving units (Alexion supplied)
Motor disconnects / Motor starters (Alexion supplied)
Phone systems (Alexion supplied)
Pressure reducing valves (Alexion supplied)
Reheat packages with associated pumps and tanks (Alexion supplied)
Security systems (Alexion supplied)
Single phasing protection units (Alexion supplied)
Stainless steel piping/valves/pumps (Alexion supplied)
Stainless steel sinks (Alexion supplied)
Stainless steel tanks (Alexion supplied)
Steam pressure reducing stations (Alexion supplied)
Stills (Alexion supplied)
Vacuum pumps (Alexion supplied)
Variable frequency drivers (Alexion supplied)
Waste neutralization systems (Alexion supplied)
Water filters (Alexion supplied)
Water softeners (Alexion supplied)
Water systems (Alexion supplied)

                                 April 27, 2000

                                    EXHIBIT K

                              PERMITTED REMOVABLES

Arch Chemicals condition of vacated space at 350 Knotter Drive, Cheshire, CT.

1. Removal of Halon Sprinkler System from several of the Chemical labs. This system is no longer an DEP approved sprinkler system.

2. Arch Chemicals plans on removing all personal equipment from the space. All cabinets, hoods, benches or other equipment that is permanently affixed to the floor would stay.

3     The plastic snorkels from the ceiling to lab counters will be removed

4.    Light Panel in Room 284 will be removed

5.    Gas Cylinders and Specialized DI Water Equipment will be removed

6. In the Library all bookshelves will be removed. The tracking bookshelves will stay.

7. Unattached center benches in Room E-10 & D10 will be removed. The attached bench with drawers and the four attached floor-standing cabinets in Room E-10 will removed.

8.    Shelving in the stock room will be removed

9. All attached cafeteria equipment will stay, but tables and chairs will be removed.

                                    EXHIBIT L

                                [GRAPHIC OMITTED]

                                AREA 2 FLOOR PLAN

                                    EXHIBIT M

                                VO. 242 PAGE 219

                                                                              10

Reservations
                                  WARRANTY DEED

TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETING:

      KNOW YE, THAT F.I.P. CORPORATION, a Connecticut corporation with its principal office in Farmington, Connecticut (hereinafter referred to as the Grantor) for the consideration of Ten Dollars ($10.00) and other valuable considerations received to its full satisfaction of CONNECTICUT DEVELOPMENT AUTHORITY, a body politic and corporate and public instrumentality of the State of Connecticut, at 210 Washington Street, Hartford, Connecticut (hereinafter referred to as the Grantee) does give, grant, bargain, sell and confirm unto the said Grantee, its successors and assigns, forever, a certain piece or parcel of land, with the improvements thereon and appurtenances thereto, situated on the southeasterly side of FIP Road in the Cheshire Industrial Park in the Town of Cheshire, County of New Haven and State of Connecticut, as shown on a map entitled, "Siemens Corporation Cheshire Industrial Park The F.I.P. Corporation, Developer Aug. 15, 1974 Scale: l" - 100' Cardinal Engineering Associates Inc." which map is on file in the Town Clerk's Office in said Town of Cheshire, and being more particularly bounded and described as follows:

      Beginning at a point with State Coordinates N 259 654.677, E 552 480.562. which point is the southwest corner of the herein-described parcel; thence N 21(degrees) 48' 52" E, a distance of one thousand four hundred nineteen and three hundred sixty-five one-thousandths (1419.365) feet along lands now or formerly of P.F. Properties and Fisher Family Properties, in part by each, to a point with State Coordinates N 260 972.404, E 553 008.001; thence in a northeasterly direction in a curve to the left having a radius of seven hundred eighty and no one-hundredths (780.00) feet, a distance of seven hundred fifty-five and five hundred fifty-three one-thousandths (755.553) feet to a point; thence N 30(degrees) 00' 00" E a distance of two and three hundred sixty-two one-thousandths (2.362) feet to a point, the last two courses being along FIP Road thence S 62(degrees) 51' 39" E, a distance of one thousand five hundred sixteen and five hundred thirty-eight one-thousandths (1516.538) feet along land now or formerly of T.R.W. Inc. to a point with State coordinates N 260 672.235, E 554 974.058; thence S 32(degrees)


                                         "No Conveyance Tax collected


                                          /s/ Warren E. Hall
                                          ---------------------------
                                            Town Clerk of Cheshire

                                VO. 242 PAGE 220

57' 00" W a distance of one hundred fifty-four and three hundred ninety-nine one-thousandths (154.399) feet to a point; thence S 30(degrees) 36' 32" W a distance of three hundred sixteen and eight hundred seventy-one one-thousandths (316.871) feet to a point, the last two courses being along land now or formerly of Krampitz; thence S 9(degrees) 05' 30" W a distance of forty and four hundred thirty one-thousandths (40.430) feet to a point: thence S 18(degrees) 19' 16" W a distance of four hundred thirty-six and six hundred seventy-eight one-thousandths (436.678) feet to a point; thence N 72(degrees) 24' 33" W a distance of three hundred eight and seven hundred one one thousandths (308.701) feet to a point; thence S 21(degrees) 48' 52" W a distance of one thousand twenty and eight hundred thirty-three one-thousandths (1020.833) feet to a point with State Coordinates N 258 961.049, E 553 911.472; thence N 49(degrees) 53' 17" W a distance of three hundred fifty-seven and four hundred seventy-five one-thousandths (357.475) feet to an iron pin, the last five courses being along land now or formerly of Highland Park: thence N 63(degrees) 11' 08" N along land now or formerly of F. F. Properties a distance of one thousand two hundred forty-six and seven hundred ninety-eight one-thousandths (1246.793) feet to the point or place of beginning.

      Said parcel contains seventy-five (75) acres.

      No portion of FIP Road, as shown on said map, is conveyed hereby, such road having been conveyed to the Town of Cheshire by deed of F. F. Properties dated December 12, 1974 and recorded in Volume at Page of the Cheshire Land Records.

      Together with the right to pass and repass over FIP Road for all customary highway purposes.

      Said premises are conveyed subject to the following encumbrances:

      A. Any and all provisions of any ordinance, municipal regulation or public law.

      B. Taxes to the Town of Cheshire on the applicable grand list at time of closing which are liens against the premises not yet due and payable and any tax or assessment for sanitary sewers which might be levied by municipal authority.

      C. Pipeline easements to the Algonquin Gas Transmission company as set forth in the Cheshire Land Records at Volume 83, Page 154; Volume 108, Page 557; Volume 83, Page 436: Volume 118, Page 107, Volume 138, Page 293, Volume 138, Page 429.

      D. Drainage easement to the Town of Cheshire 20' in width abutting FIP
Road.

      Said premises are subject also to the following reserved rights and covenants which shall run with the land and bind and inure to the benefit of the Grantor, its successors and assigns, and the Grantee, its successors and assigns:

      A. The unrestricted right in Grantor to discharge storm waters into the existing natural water courses and such other water courses as may be agreed upon by the parties on the premises to be conveyed subject to the rights of downstream owners; provided, however, that such discharge shall not unreasonably interfere with Grantee's right to discharge its own storm waters into

                                VO. 242 PAGE 221

said water courses or otherwise unreasonably interfere with Grantee's use of the premises and Grantor will repair any damage to the premises caused by such discharge and will indemnify and hold harmless Grantee from and against any claim, damage or expense arising solely out of Grantor's exercise of such discharge right.

      B. A right in Grantor to construct, use, maintain and replace such underground utility and water and such drainage facilities on the premises as Grantor may deem necessary for the proper development and operation of Cheshire Industrial Park wherein the premises are located, provided, however, that such facilities or the construction thereof shall not unreasonably interfere with the use of the premises by Grantee and that such utility, water and drainage facilities shall be located only within fifty (50) feet of the exterior boundary lines of the premises and provided further that all expenses incurred in the construction, use, maintenance and replacement of such facilities shall be borne by Grantor and that upon completion of such construction the premises shall be restored to their state prior to such construction, including relandscaping.

      C. A regulation that the ground floor area of the buildings shall not exceed twenty (20) percent of the total area of the premises without the prior written consent of the Grantor or its designees.

      D. A regulation that no building or buildings, site improvements or alterations, signs or other structures shall be constructed on the premises nor shall any addition thereto be constructed without the prior written approval of Grantor or its designees of the plot plans, building plans and specifications for such building or addition. Such approval shall not be withheld provided said building and any additions thereto including signs shall harmonize in appearance and be of substantially the same quality and workmanship as the other buildings and structures in the Cheshire Industrial Park.

      E. Grantor shall establish or cause to be established an Association within the Cheshire Industrial Park for the benefit of the owners and occupants of the Park to be named "Cheshire Industrial Park Association". The purposes of the Association shall be to protect and maintain the aesthetic beauty of the Park and its grounds and improvements by regulations, restrictions and other desirable means. Said Association when established shall be designated by the Grantor to grant such approvals as are required from the Grantor whether by deed or otherwise. The Association shall be established on or before January 1, 1990, or sooner if at least seventy-five (75) percent of the land area constituting Cheshire Industrial Park has been sold or otherwise conveyed to those who intend to occupy the same. The Association shall be composed of owners of land and occupants of facilities within said Park. All eligible entities who are members shall be entitled to one vote as an occupant within the Park and one vote for ownership for each ten acres or fraction thereof within the Park which vote may be cast by the recorded owner or its designee. The rules when established by the Association cannot be changed or amended except by the affirmative vote of seventy-five (75) percent of those entitled to vote thereunder.

                                VO. 242 PAGE 222

      F. Grantor covenants that all of the land within Cheshire Industrial Park shall be subject to reserved rights and covenants substantially similar to or stricter (as respects the subserviant estate) as the foregoing reserved rights and covenants; subject to such modifications thereto as Grantee shall approve.

      TO HAVE AND TO HOLD the above granted and bargained premises, with the appurtenances thereof, unto it, the said Grantee, its successors and assigns forever, to its and their own proper use and behoof. And also, it, the said Grantor, does for itself. its successors and assigns, covenant with the said Grantee, its successors and assigns, that at and until the ensealing of these presents, it is well seized of the premises, as a good indefeasible estate in FEE SIMPLE; and has good right to bargain and sell the same in manner and form as is above written and that the same is free from all encumbrances whatsoever, except as hereinbefore mentioned.

      AND FURTHERMORE, it the said Grantor, does by these presents bind itself and its successors and assigns forever to WARRANT AND DEFEND the above granted and bargained premises to it the said Grantee, its successors and assigns, against all claims and demands whatsoever, except as hereinbefore mentioned.

      IN WETNESS WHEREOF, the Grantor has hereunto caused to be set its hand and seal this 18th day of December

                                                                  [SEAL]


Signed, sealed and delivered                 F. I. P. CORPORATION
  in the presence of:


                                             By /s/ Stanley D Fisher
/s/ David M. Levin                              ------------------------
------------------                                  Its President
David M. Levin                                      Stanley D Fisher

/s/ [ILLEGIBLE]
-------------------
[ILLEGIBLE]

                                VO. 242 PAGE 223

STATE OF CONNECTICUT       )
                           ) ss.: Hartford, December 18, 1974
COUNTY OF HARTFORD         )

      On this 18th day of December, 1974, before me, David M. Levin, the undersigned officer, personally appeared Stanley D. Fisher, who acknowledged himself to be the President of F. I. P. CORPORATION, a corporation, and that he, as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as

      In Witness Whereof, I hereunto set my hand.


                                             /s/ David M. Levin
                                       ------------------------------
                                               David M. Levin
                                     Commissioner of the Superior Court

[ILLEGIBLE]